UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4854

The Oberweis Funds

(Exact name of registrant as specified in charter)

3333 Warrenville Rd. Ste. 500, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

James W. Oberweis,
The Oberweis Funds, 3333 Warrenville Road, Suite 500, Lisle, IL 60532

(Name and address of agent for service)

Copy To:
James A. Arpaia,
Vedder Price P.C. 222 North Lasalle Street, Suite 2600, Chicago, IL 60601

Registrant’s telephone number, including area code: (800) 323-6166

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders Follows.

A VISION FOR FUTURE GROWTH

ANNUAL REPORT
DECEMBER 31, 2010

•	Oberweis Micro-Cap Fund
•	Oberweis Emerging Growth Fund
•	Oberweis Small-Cap Opportunities Fund
•	Oberweis China Opportunities Fund
•	Oberweis International Opportunities Fund
•	Oberweis Asia Opportunities Fund

1-800-245-7311

www.oberweisfunds.com

PRESIDENT’S LETTER

Dear Fellow Oberweis Funds Shareholder:

Each of the Oberweis Funds experienced significant appreciation in 2010. Among our foreign funds, the International Opportunities Fund gained +30.37%, the China Opportunities Fund appreciated +17.43%, and the Asia Opportunities Fund gained +13.27%. Among the domestic funds, the Micro-Cap Fund gained +17.12%, the Emerging Growth Fund appreciated +26.79%, and the Small-Cap Opportunities Fund returned +27.72%.

Although 2010 ended with positive returns for most global equity markets, it was quite a bumpy ride getting there. As the summer ended, negative sentiment ruled the market. Growth in the U.S. and Europe was feared to be slowing, the benefits of government stimulus programs were decreasing, central banks around the world looked like they were running low on ammunition, bond markets were shaken by Europe’s sovereign debt crisis, and deflation in many countries appeared to be a realistic possibility. Still, valuations remained quite reasonable and our portfolio companies at mid-year were reporting reasonably positive results.

By the end of 2010, the summer’s gloominess proved unjustified as most of the major global equity indices increased by over 15% during the last four months of the year. This was driven in part by better-than-expected economic growth in the U.S. and abroad. Many global economic indicators showed improvement that surprised those with a bearish view. Supportive monetary and fiscal policies also played a part. The U.S. Federal Reserve launched a second round of quantitative easing, while Germany and the IMF bailed out Greece and the troubled Irish banks. While the market continued to obsess over macroeconomic issues for much of 2010, we focused on investing in rapidly growing, small-cap companies at the forefront of innovation in their respective industries. What many thought was a double-dip recession during the summer appears to have been nothing more than a mid-cycle pause and provided a compelling opportunity to add to our favorite positions.

The year ended with a clear dichotomy between the industrialized economies of Europe and America relative to those of emerging Asia. In the industrialized nations of the West, the challenges of the last decade have brought home with clarity the costs of war, debt, and excess leverage, not to mention the fallout from the banking crisis of 2008. The situation couldn’t be more different in Asia, where the past decade has brought rising wages, increasing consumption, favorable trade balances, and a massive infrastructure buildout. In the U.S., policy leaders have utilized all available avenues to stimulate sufficient growth to halt any further rise in unemployment. In China, the problem is quite the opposite, where policymakers in recent months have sought to curb growth. The challenges facing Europe and America will not be solved overnight. As we have been preaching for the last five years, we believe that the obvious end game is a long-term shift in wealth and living standards away from Europe and North America towards China. Still, despite these longer-term trends, there remain pockets of growth within developed economies just as there are also pockets of overvaluation in China. In both Asia and America, we believe that individual stock selection will play an important role in 2011.

While our longer-term view favors Asia over America, it is less clear which will be the better investment in the shorter term. Beyond improving company fundamentals and reasonable valuations, we believe that money flows out of bonds and back into equities could also play a part in driving U.S. small-cap stocks higher in 2011. Simply put, too much money flowed into bonds during the risk-averse period of 2008 – 2010. According to research by Empirical Research Partners, net inflows into bond mutual funds averaged $6.5 billion per week since the beginning of 2009; amazingly, the roughly $650 billion total

PRESIDENT’S LETTER (continued)

matched the equity fund net inflow during the Internet bubble period of 1998 through 2000. Longer-term interest rates began to rise in the fourth quarter and we expect rates will continue to rise in 2011, an environment which is likely to lead to losses for bond mutual funds and a return by investors, on the margin, to equities. We believe that fund flows back into equities would disproportionately benefit small-cap stocks as investors once again return to riskier assets.

We historically provide the average P/Es and market capitalizations of each portfolio for your consideration. Notably, despite gains in 2010, the P/E ratios at the end of 2010 were all less than at the beginning of the year, as earnings increased in 2010 as well. The average forward P/E ratio at the end of 2010 was 15.1 times for the Micro-Cap Fund, 20.9 times for the Emerging Growth Fund, 18.0 times for the Small-Cap Opportunities Fund, 16.0 times for the International Opportunities Fund, 15.2 times for the China Opportunities Fund, and 18.8 times for the Asia Opportunities Fund. Remember, each of the Funds invests in companies with expected earnings growth substantially higher than that of the broader market. As of 12/31/10, the weighted average market capitalization was $347 million for the Micro-Cap, $1.3 billion for the Emerging Growth, $1.5 billion for the Small-Cap Opportunities, $2.5 billion for International Opportunities, $1.4 billion for China Opportunities, and $3.4 billion for Asia Opportunities.

We appreciate your investment in The Oberweis Funds and invite you to visit our website at www.oberweisfunds.com. If you have any questions about your account, please contact shareholder services at (800) 245-7311. Thank you for investing with us in The Oberweis Funds.

Sincerely,

James W. Oberweis, CFA
President & Portfolio Manager

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE

Market Environment

Global equities returned 12.44% in 2010, as measured by the MSCI World Index. U.S. returns were a bit higher, with the S&P 500 returning 15.06% for the year.

U.S. small-cap growth stocks performed very well for the second year in a row, as evidenced by the 26.85% gain for the Russell 2000 Index. Small-cap growth outperformed small-cap value in 2010. The Russell 2000 Growth Index returned 29.09%, significantly better than the Russell 2000 Value Index return of 24.50%. Continued fiscal stimulus and low interest rates helped to encourage a return to economic growth. While the post-recession rebound in economic activity has been modest by historical standards, investor expectations were muted and had previously discounted the potential for a double-dip recession that did not occur. Thus far, economic conditions in the United States have not turned out to be as bad as stock prices predicted back in 2008.

In China, growth remains robust. However, by the end of the 2010, equity investors braced for tighter monetary policy designed to reduce inflation, which was reported at 4.6% in December 2010 (as measured by the change in the Consumer Price Index). In short, while economic growth in China has remained quite strong, concern over inflation is driving tighter monetary policy, which some investors believe will slow growth in the region in the future.

Discussion of The Oberweis Funds

For the year ending December 31, 2010, the Oberweis Micro-Cap Fund appreciated +17.12%, the Emerging Growth Fund appreciated +26.79%, and the Small-Cap Opportunities Fund appreciated +27.72%. For comparison, the benchmark Russell 2000 Growth Index appreciated +29.09%.

Each of the domestic funds underperformed the Russell 2000 Growth Index in 2010. The variance was most significant for the Micro-Cap Fund. Although it is difficult to identify any single factor that accounts for the Fund’s underperformance in 2010, the most important factor was that the Fund’s technology holdings did not perform as well as those within the benchmark. At the stock level, Acacia Research, Entropic Communications, and ArcSight were among the top contributors to performance, while TeleCommunication Systems, GSE Systems, and Alpha Pro Tech were among the top detractors. Over time, the Micro-Cap Fund has tended to have greater variance relative to the benchmark than our other domestic Funds.

For the Emerging Growth Fund, technology and consumer discretionary were the most important contributing sectors. Stock selection in these two sectors outperformed the benchmark sector returns and the Fund also benefitted from a high relative weighting in both sectors. The producer durables sector was the greatest detractor to Fund performance, primarily due to a decline in the share price of American Superconductor, which was a significant holding. Acme Packet, Imax, and OpenTable were among the top contributors to performance, while American Superconductor, AsiaInfo-Linkage, and Genoptix were among the top detractors.

For the Oberweis Small-Cap Opportunities Fund, favorable appreciation in the Fund’s technology and materials and processing holdings helped performance. Healthcare was the greatest detractor to Fund performance. At the stock level, Acacia Research, Axcelis Technologies, and Acme Packet were among the top contributors to performance, while Ista Pharmaceuticals, AsiaInfo-Linkage, and Nutrisystem were among the top detractors.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

The Oberweis China Opportunities Fund returned +17.43% for the year ended December 31, 2010. For comparison, the MSCI China Small-Cap Growth Index returned +9.92% and the MSCI Zhong Hua Small Cap Growth Index returned +19.82%. The Oberweis China Opportunities Fund partially invests in American Depository Receipts (ADR’s) whereas the benchmarks do not include ADR’s. EVA Precision Industrial Holdings, Spreadtrum Communications, and 51job were among the top contributors; 361 Degrees International, Mecox Lane, and JinkoSolar were among the top detractors.

The Oberweis Asia Opportunities Fund returned +13.27% for the year ended December 31, 2010. For comparison, the MSCI Asia ex-Japan Small Cap Growth Index appreciated +23.39%. Stock selection in China and Japan were the primary detractors from performance. By sector, consumer discretionary and materials were the largest detractors. Iluka Resources, SJM Holdings, and Zhuzhou CSR Times Electric were among the top contributors, while Unisem (M) Berhad, Skyworth Digital Holdings, and MOBI Development were among the top detractors.

The Oberweis International Opportunities Fund returned +30.37% for the year ended December 31, 2010 versus +28.47% for the MSCI World ex-US Small Cap Growth Index. A higher relative weight and strong stock selection in healthcare and energy materially contributed to performance. At the stock level, The Weir Group, Bekaert NV, and International Personal Finance were among the top contributors to performance; DragonWave, Trina Solar, and Xyratex were among the top detractors.

The portfolio turnover rates were 85% for the Micro-Cap Fund, 104% for the Emerging Growth Fund, 165% for the Small Cap-Cap Opportunities Fund, 104% for the China Opportunities Fund, 125% for the Asia Opportunities Fund, and 160% for the International Opportunities Fund. The net expense ratios of the six Funds were 1.89% for Micro-Cap, 1.39% for Emerging Growth, 2.00% for Small-Cap Opportunities, 1.97% for China Opportunities, 2.49% for Asia Opportunities, and 2.49% for International Opportunities.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Oberweis Micro-Cap Fund
At December 31, 2010

Asset Allocation
Common Stocks	100.3%
Warrants	0.0%
Corporate Bonds	2.0%
Other Liabilities in excess of Assets	(2.3)%
100.0%

Top Holdings
Acacia Research Corp.	5.9%
G-III Apparel Group Ltd.	3.8%
Amerigon, Inc.	3.2%
Entropic Communications, Inc.	2.8%
KEMET Corp.	2.7%
Herley Industries, Inc.	2.6%
Medidata Solutions, Inc.	2.4%
KVH Industries, Inc.	2.4%
GeoResources, Inc.	2.4%
Nanometrics, Inc.	2.2%
Other Holdings	69.6%
100.0%

Top Industries
Computer Services Software & Systems	14.2%
Semiconductors & Components	7.1%
Electronics Components	7.1%
Communications	6.1%
Healthcare Services	4.9%
Electronics	4.3%
Textiles – Apparel & Shoes	4.3%
Oil Crude Producer	4.3%
Pharmaceuticals	3.8%
Auto Parts	3.2%
Other Industries	40.7%
100.0%

Oberweis Emerging Growth Fund
At December 31, 2010

Asset Allocation
Common Stocks	104.4%
Warrants	0.0%
Other Liabilities in excess of Assets	(4.4)%
100.0%

Top Holdings
IMAX Corp.	5.2%
Acacia Research Corp.	4.0%
SXC Health Solutions Corp.	3.6%
MIPS Technologies, Inc.	2.9%
LogMeIn, Inc.	2.5%
Medidata Solutions, Inc.	2.4%
OpenTable, Inc.	2.4%
Power-One, Inc.	2.4%
American Superconductor Corp.	2.3%
Aruba Networks, Inc.	2.3%
Other Holdings	70.0%
100.0%

Top Industries
Computer Services Software & Systems	13.6%
Semiconductors & Components	12.1%
Healthcare Services	9.2%
Communications	8.8%
Electronics	6.1%
Photography	5.2%
Electronics Components	5.2%
Oil Crude Producer	5.1%
Textiles – Apparel & Shoes	4.1%
Power Transmission Equipment	3.9%
Other Industries	26.7%
100.0%

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Oberweis Small-Cap Opportunities Fund
At December 31, 2010

Asset Allocation
Common Stocks	99.9%
Other Assets in excess of Liabilities	0.1%
100.0%

Top Holdings
Vera Bradley, Inc.	5.4%
Acacia Research Corp.	4.9%
Axcelis Technologies, Inc.	4.9%
Salix Pharmaceuticals Ltd.	3.1%
KEMET Corp.	2.9%
Phillips-Van Heusen Corp.	2.5%
IMAX Corp.	2.3%
G-III Apparel Group Ltd.	2.2%
RealPage, Inc.	2.2%
Emergency Medical Services Corp.	2.1%
Other Holdings	67.5%
100.0%

Top Industries
Textiles – Apparel & Shoes	12.7%
Semiconductors & Components	8.0%
Production Technology Equipment	6.6%
Electronics	6.5%
Computer Services Software & Systems	5.6%
Electronics Components	4.9%
Pharmaceuticals	3.8%
Healthcare Services	3.7%
Diversified Chemicals	3.3%
Industrial Machinery	2.8%
Other Industries	42.1%
100.0%

Oberweis China Opportunities Fund
At December 31, 2010

Asset Allocation
Common Stocks	100.0%
Warrants	0.1%
Other Liabilities in excess of Assets	(0.1)%
100.0%

Top Holdings
Spreadtrum Communications, Inc. ADR	2.7%
EVA Precision Industrial Hldgs. Ltd.	2.6%
China Everbright International Ltd.	2.2%
51Job, Inc. ADR	2.0%
China Ming Yang Wind Power Group Ltd. ADR	2.0%
China Wireless Technologies Ltd.	2.0%
AAC Acoustic Technologies Hldgs., Inc.	2.0%
China Automation Group Ltd.	1.8%
Comba Telecom Systems Hldgs. Ltd.	1.7%
SINA Corp.	1.6%
Other Holdings	79.4%
100.0%

Top Industries
Machinery	12.8%
Metals & Mining	7.6%
Communications Equipment	7.2%
Semiconductor & Semiconductor Equipment	6.2%
Electrical Equipment	5.6%
Food Products	5.5%
Textile, Apparel & Luxury Goods	4.0%
Diversified Consumer Services	3.6%
Pharmaceuticals	3.5%
Healthcare Equipment & Supplies	3.1%
Other Industries	40.9%
100.0%

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Oberweis International Opportunities Fund
At December 31, 2010

Asset Allocation
Common Stocks	97.4%
Other Assets in excess of Liabilities	2.6%
100.0%

Top Holdings
International Personal Finance PLC	4.7%
Valeo SA	4.5%
Kayaba Industry Co. Ltd.	4.1%
Weir Group	3.9%
Bekaert NV	3.3%
Melrose PLC	3.2%
Dialog Semiconductor PLC	2.6%
Autoliv, Inc.	2.5%
Canyon Services Group, Inc.	2.4%
Micronas Semiconductor Hldg. AG	2.2%
Other Holdings	66.6%
100.0%

Top Industries
Machinery	17.9%
Auto Components	15.0%
Metals & Mining	12.3%
Energy Equipment & Services	10.9%
Electronic Equipment, Instruments & Components	6.8%
Semiconductors & Semiconductor Equipment	6.7%
Consumer Finance	4.7%
Electrical Equipment	3.8%
Communications Equipment	2.8%
Textile, Apparel & Luxury Goods	2.0%
Other Industries	17.1%
100.0%

Oberweis Asia Opportunities Fund
At December 31, 2010

Asset Allocation
Common Stocks	96.3%
Other Assets in excess of Liabilities	3.7%
100.0%

Top Holdings
Noble Group Ltd.	2.3%
Comba Telecom Systems Hldgs. Ltd.	2.2%
Zhuzhou CSR Times Electric Co. Ltd.	2.2%
EVA Precision Industrial Hldgs. Ltd.	2.1%
Iluka Resources Ltd.	2.1%
PT Kalbe Farma TBK	2.0%
Yes Bank Ltd.	1.9%
Shriram Transport Finance Co. Ltd.	1.8%
SJM Hldgs. Ltd.	1.7%
Lilang China Co. Ltd.	1.7%
Other Holdings	80.0%
100.0%

Top Industries
Metals & Mining	10.4%
Machinery	8.2%
Communications Equipment	5.9%
Pharmaceuticals	5.6%
Construction & Engineering	5.6%
Hotels Restaurants & Leisure	4.9%
Food Products	4.3%
Specialty Retail	3.3%
Textile, Apparel & Luxury Goods	3.2%
Electronic Equipment, Instruments & Components	3.0%
Other Industries	45.6%
100.0%

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/10

	One Year	Five Years	Ten Years	Since Inception 1/1/96	Expense Ratio(2)
OBMCX	+17.12%	-1.59%	+8.56%	+8.79%	1.89%
Russell 2000 Growth	+29.09%	+5.30%	+3.78%	+4.89%
Russell 2000	+26.85%	+4.47%	+6.33%	+7.64%
Russell Microcap Growth	+29.49%	+1.58%	+4.22%	N/A (3)

Growth of an Assumed $10,000 Investment
from January 1, 1996 to December 31, 2010

(1)	Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of 2000 companies with small-market capitalizations. The Russell indices are unmanaged and are not available for investment. The Micro-Cap Fund changed its index from the Russell 2000 to the Russell Microcap Growth due to a greater correlation of securities. The Russell Microcap Growth Index measures the performance of those Russell microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index is represented by the smallest 1,000 securities in the small cap Russell 2000 Index plus the next 1,000 securities.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/10. The expense ratio gross of any fee waivers or expense reimbursement was 1.89%.
(3)	The Russell Microcap Growth Index began on 7/3/00, and the line graph for the Index begins at the same value as the Fund on that date.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/10

	One Year	Five Years	Ten Years	Since Inception 1/7/87	Expense Ratio(2)
OBEGX	+26.79%	-1.49%	+2.61%	+8.72%	1.39%
Russell 2000 Growth	+29.09%	+5.30%	+3.78%	+7.09%
Russell 2000	+26.85%	+4.47%	+6.33%	+8.95%

Growth of an Assumed $10,000 Investment
from January 7, 1987 to December 31, 2010

(1)	Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of 2000 companies with small-market capitalizations. The Russell indices are unmanaged and are not available for investment. A sales load of 4% was charged on the Oberweis Emerging Growth Fund until 12/31/91 and is not reflected in the total return figures or graph above.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/10. The expense ratio gross of any fee waivers or expense reimbursement was 1.39%.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/10

	One Year	Five Years	Ten Years	Since Inception 9/15/96	Expense Ratio(2)
OBSOX	+27.72%	+2.61%	-1.81%	+5.13%	2.00%
Russell 2000 Growth	+29.09%	+5.30%	+3.78%	+4.57%
Russell 2000	+26.85%	+4.47%	+6.33%	+7.40%

Growth of an Assumed $10,000 Investment
from September 15, 1996 to December 31, 2010

(1)	Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of 2000 companies with small-market capitalizations. The Russell indices are unmanaged and are not available for investment.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/10. The expense ratio gross of any fee waivers or expense reimbursement was 2.47%.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/10

	One Year	Five Years	Since Inception 10/1/05	Expense Ratio(2)
OBCHX	+17.43%	+22.85%	+23.39%	1.97%
MSCI China Small Cap Growth	+9.92%	+29.47%	+28.99%
MSCI Zhong Hua Small Cap Growth	+19.82%	N/A (3)	N/A (3)

Growth of an Assumed $10,000 Investment
from October 1, 2005 to December 31, 2010

(1)	Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI China Small Cap Growth Index is a free float adjusted market capitalization index that is designed to measure the small cap growth equity market performance in China excluding A share classes, with minimum dividends reinvested net of withholding tax.

The MSCI Zhong Hua Small Cap Growth Index is a free float-adjusted, market capitalization weighted index that is designed to measure the performance of small cap stocks in the developed markets and emerging markets of China and Hong Kong excluding China A shares, with minimum dividends reinvested net of withholding tax.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/10. The expense ratio gross of any fee waivers or expense reimbursement was 1.97%.
(3)	The MSCI Zhong Hua Small Cap Growth Index began on 5/31/07, and the line graph for the Index begins at the same value as the Fund on that date.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/10

	One Year	Since Inception 2/1/07	Expense Ratio(2)
OBIOX	+30.37%	+4.08%	2.49%
MSCI World Index EX Small Cap Growth	+28.47%	-0.14%

Growth of an Assumed $10,000 Investment
from February 1, 2007 to December 31, 2010

(1)	Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI World ex-US Small Cap Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap growth developed and emerging markets excluding the US, with minimum dividends reinvested net of withholding tax.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/10. The expense ratio gross of any fee waivers or expense reimbursement was 2.66%.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/10

	One Year	Since Inception 2/1/08	Expense Ratio(2)
OBAOX	+13.27%	-3.37%	2.49%
MSCI AC Asia Pacific Ex Japan Small Cap Growth	+23.39%	+5.83%

Growth of an Assumed $10,000 Investment
from February 1, 2008 to December 31, 2010

(1)	Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI AC Asia Pacific ex Japan Small Cap Growth Index is a free float adjusted market capitalization index that is designed to measure the equity market performance of small cap growth developed and emerging markets in the Pacific region excluding Japan, with minimum dividends reinvested net of withholding tax.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/10. The expense ratio gross of any fee waivers or expense reimbursement was 3.42%.

OBERWEIS MICRO-CAP FUND Schedule of Investments December 31, 2010

	Shares	Value
EQUITIES – 100.3%
Advertising Agency – 2.1%
interCLICK, Inc.*	101,700	$546,129
Aerospace – 2.6%
Herley Industries, Inc.*	40,000	692,800
Air Transport – 1.3%
CPI Aerostructures, Inc.*	23,700	333,696
Auto Parts – 3.2%
Amerigon, Inc.*	77,600	844,288
Back Office Support – 1.3%
ICF International, Inc.*	9,500	244,340
The Hackett Group, Inc.*	31,800	111,618
		355,958
Banks – Diversified – 2.4%
Cardinal Financial Corp.	23,700	275,631
Danvers Bancorp, Inc.	16,100	284,487
First Savings Financial Group, Inc.*	5,200	75,920
		636,038
Banks – Savings/Thrifts & Mortgage Lending – 2.1%
BOFI Hldg., Inc.*	36,300	563,013
Beverage – Soft Drinks – 1.1%
Primo Water Corp.*	20,700	294,147
Biotechnology – 0.5%
Vanda Pharmaceuticals, Inc.*	14,600	138,116
Building – Climate Control – 0.3%
Real Goods Solar, Inc.*	31,300	79,846
Commercial Services – 0.6%
LML Payment Systems, Inc.*	45,600	159,144
Communications – 6.1%
Bel Fuse, Inc.	5,400	129,060
Ceragon Networks Ltd.*	11,500	151,570
ClearOne Communications, Inc.*	2,700	9,990
Globecomm Systems, Inc.*	18,000	180,000
GSI Technology, Inc.*	34,400	278,640
KVH Industries, Inc.*	53,700	641,715

See accompanying notes to the financial statements

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
Oplink Communications, Inc.*	11,500	$212,405
RELM Wireless Corp.*	6,300	11,340
		1,614,720
Computer Services Software & Systems – 14.2%
BSQUARE Corp.*	42,000	367,500
ClickSoftware Technologies Ltd.*	25,800	198,660
Digimarc Corp.*	12,300	369,123
eGain Communications Corp.*	20,100	27,135
GSE Systems, Inc.*	66,000	238,920
InfoSpace, Inc.*	6,600	54,780
LivePerson, Inc.*	25,000	282,500
MediaMind Technologies, Inc.*	27,100	371,270
Mitek Systems, Inc.*	20,700	125,235
Sourcefire, Inc.*	7,600	197,068
TeleCommunication Systems, Inc.*	73,100	341,377
Unify Corp.*	34,600	100,336
Wave Systems Corp.*	91,500	360,510
Web.com Group, Inc.*	18,700	158,015
Zix Corp.*	106,300	453,901
Zoo Entertainment, Inc.*	29,300	135,073
		3,781,403
Computer Technology – 1.6%
Datalink Corp.*	17,300	80,791
Key Tronic Corp.*	19,900	103,878
Silicom Ltd.*	8,100	150,903
XATA Corp.*	40,200	84,022
		419,594
Containers & Packaging – 0.5%
UFP Technologies, Inc.*	10,900	132,871
Drug & Grocery Store Chains – 0.7%
QKL Stores, Inc.*	50,800	180,340
Education Services – 1.2%
National American University Hldgs., Inc.	41,800	306,812
Scientific Learning Corp.*	4,000	12,280
		319,092

See accompanying notes to the financial statements

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
Electronics – 4.3%
KEMET Corp.*	49,200	$717,336
Spectrum Control, Inc.*	9,100	136,409
SRS Labs, Inc.*	33,400	294,254
		1,147,999
Electronics Components – 7.1%
Acacia Research Corp.*	60,900	1,579,746
LeCroy Corp.*	28,200	277,488
ORBIT/FR, Inc.*	7,800	21,840
		1,879,074
Engineering & Contracting Services – 1.8%
Mistras Group, Inc.*	36,500	492,020
Fertilizers – 0.5%
Yongye International, Inc.*	17,900	150,360
Gauges & Meters – 1.7%
Measurement Specialties, Inc.*	15,800	463,730
Gold – 1.4%
Richmont Mines, Inc.*	74,200	379,162

Healthcare – Misc. – 0.9%
Conmed Healthcare Management, Inc.*	44,200	134,810
Providence Service Corp.*	6,400	102,848
		237,658
Healthcare Services – 4.9%
Almost Family, Inc.*	5,900	226,678
IPC The Hospitalist Co., Inc.*	11,080	432,231
Medidata Solutions, Inc.*	27,000	644,760
		1,303,669
Household Equipment & Products – 0.8%
Summer Infant, Inc.*	27,500	208,450
Industrial Machinery – 2.1%
Adept Technology, Inc.*	23,300	104,850
Amtech Systems, Inc.*	13,700	344,555
Manitex International, Inc.*	27,000	103,950
		553,355

See accompanying notes to the financial statements

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
Medical & Dental Instruments & Supplies – 1.0%
Endologix, Inc.*	37,400	$267,410
Metal Fabricating – 1.9%
NN, Inc.*	40,700	503,052
Oil Crude Producer – 4.3%
Carrizo Oil & Gas, Inc.*	6,900	237,981
GeoResources, Inc.*	28,300	628,543
Panhandle Oil & Gas, Inc.	9,800	268,716
		1,135,240
Paints & Coatings – 0.5%
Chase Corp.	8,400	136,920
Paper – 0.5%
The LGL Group, Inc.*	7,600	136,724
Personal Care – 0.5%
Female Health Co.	21,400	121,766
Pharmaceuticals – 3.8%
Hi-Tech Pharmacal Co., Inc.*	18,700	466,565
ISTA Pharmaceuticals, Inc.*	82,600	423,738
SuperGen, Inc.*	45,200	118,424
		1,008,727
Production Technology Equipment – 3.1%
Axcelis Technologies, Inc.*	39,900	138,054
Cohu, Inc.	5,800	96,164
Nanometrics, Inc.*	46,500	596,595
		830,813
Rental & Leasing Services – Consumer – 0.5%
Electro Rent Corp.	7,600	122,816
Semiconductors & Components – 7.1%
Alliance Fiber Optic Products, Inc.*	11,600	181,888
AXT, Inc.*	40,500	422,820
eMagin Corp.*	32,700	196,200
Entropic Communications, Inc.*	60,900	735,672
IXYS Corp.*	31,500	366,030
		1,902,610

See accompanying notes to the financial statements

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
Technology – Misc – 0.6%
LaBarge, Inc.*	9,900	$155,529
Telecommunications Equipment – 0.4%
DRI Corp.*	6,700	7,638
TESSCO Technologies, Inc.	7,000	111,650
		119,288
Textiles – Apparel & Shoes – 4.3%
G-III Apparel Group Ltd.*	28,900	1,015,835
Joe’s Jeans, Inc.*	82,000	127,510
		1,143,345
Toys – 1.2%
LeapFrog Enterprises, Inc.*	56,200	311,910
Utilities – Electrical – 2.0%
Active Power, Inc.*	219,100	538,986
Utilities – Misc. – 0.5%
Industrial Services of America, Inc.*	11,900	146,406
Wholesale & International Trade – 0.8%
GLG Life Tech Corp.*	13,900	150,954
KSW, Inc.	20,200	73,730
		224,684
Total Equities (Cost: $19,640,012)		$26,712,898

See accompanying notes to the financial statements

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2010

	Units	Value
Warrants – 0.0%
Internet Software & Systems
Inuvo, Inc. ($25.00, Expires 04-03-11)(a)*	26,000	$42
Inuvo, Inc. ($30.50, Expires 12-05-11)(a)*	8,187	2,489
Inuvo, Inc. ($40.00, Expires 12-05-11)(a)*	4,093	790
Total Warrants (Cost: $0)		$3,321
Corporate Bonds – 2.0%
Healthcare Facilities
AdCare Health Systems, Inc. (10.00%, 10/26/13)(b)	500,000	519,370
Total Corporate Bonds (Cost: $500,000)		$519,370
Total Investments – 102.3% (Cost: $20,140,012)		$27,235,589
Other Liabilities Less Assets – (2.3%)		(616,164)
Net Assets – 100%		$26,619,425

Cost of Investments is $20,187,739 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$7,738,698
Gross unrealized depreciation	(690,848)
Net unrealized appreciation	$7,047,850
(a)	Fair Valued Security
(b)	The security is subject to legal or contractual restrictions on sale. They are valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust as of December 31, 2010. The aggregate value of restricted securities was $519,370 or 2.0% of net assets at December 31, 2010.
*	Non-Income producing security during the year ended December 31, 2010

See accompanying notes to the financial statements

OBERWEIS EMERGING GROWTH FUND
Schedule of Investments
December 31, 2010

	Shares	Value
EQUITIES – 104.4%
Advertising Agency – 1.8%
Constant Contact, Inc.*	58,500	$1,812,915
Alternative Energy – 0.6%
Ameresco, Inc.*	43,000	617,480
Back Office Support – 1.4%
ExlService Hldgs., Inc.*	63,900	1,372,572
Beverage – Soft Drinks – 1.7%
Green Mountain Coffee Roasters, Inc.*	50,400	1,656,144
Biotechnology – 3.1%
Momenta Pharmaceuticals, Inc.*	83,700	1,252,989
ViroPharma, Inc.*	105,700	1,830,724
		3,083,713
Chemicals – Specialty – 0.7%
Kraton Performance Polymers, Inc.*	21,000	649,950
Communications – 8.8%
Acme Packet, Inc.*	30,300	1,610,748
Aruba Networks, Inc.*	107,700	2,248,776
GeoEye, Inc.*	38,300	1,623,537
Ixia*	43,600	731,608
Netgear, Inc.*	26,100	879,048
ViaSat, Inc.*	35,100	1,558,791
		8,652,508
Computer Services Software & Systems – 13.6%
AsiaInfo-Linkage, Inc.*	28,400	470,588
Blackboard, Inc.*	30,400	1,255,520
iGATE Corp.	53,900	1,062,369
LogMeIn, Inc.*	56,500	2,505,210
Longtop Financial Technologies Ltd. ADR*	24,500	886,410
OpenTable, Inc.*	33,500	2,361,080
RealPage, Inc.*	70,834	2,190,896
RightNow Technologies, Inc.*	34,200	809,514
Sourcefire, Inc.*	44,600	1,156,478
Taleo Corp.*	27,300	754,845
		13,452,910

See accompanying notes to the financial statements

OBERWEIS EMERGING GROWTH FUND
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
Consumer Services – Misc. – 2.1%
51job, Inc. ADR*	29,400	$1,447,950
Ancestry.com, Inc.*	22,900	648,528
		2,096,478
Diversified Manufacturing Operations – 1.5%
Raven Industries, Inc.	31,600	1,507,004
Diversified Metals & Minerals – 2.0%
Brush Engineered Materials, Inc.*	49,900	1,928,136
Education Services – 1.0%
Grand Canyon Education, Inc.*	51,696	1,012,725
Electrical Scientific Equipment – 2.3%
American Superconductor Corp.*	80,600	2,304,354
Electronics – 6.1%
American Science & Engineering, Inc.	12,100	1,031,283
II-VI, Inc.*	33,000	1,529,880
IPG Photonics Corp.*	36,600	1,157,292
iRobot Corp.*	66,000	1,642,080
Newport Corp.*	40,300	702,429
		6,062,964
Electronics Components – 5.2%
Acacia Research Corp.*	151,200	3,922,128
3D Systems Corp.*	40,200	1,265,898
		5,188,026
Financial Data & Systems – 1.1%
Higher One Hldgs., Inc.*	55,800	1,128,834
Gauges & Meters – 1.7%
FARO Technologies, Inc.*	52,400	1,720,816
Healthcare Services – 9.2%
HMS Hldgs. Corp.*	31,600	2,046,732
Medidata Solutions, Inc.*	101,400	2,421,432
MWI Veterinary Supply, Inc.*	17,100	1,079,865
SXC Health Solutions Corp.*	82,700	3,544,522
		9,092,551
Hotel & Motel – 1.9%
Home Inns & Hotel Mgmt., Inc. ADR*	44,800	1,835,008

See accompanying notes to the financial statements

OBERWEIS EMERGING GROWTH FUND
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
Medical & Dental Instruments & Supplies – 0.9%
Align Technology, Inc.*	43,500	$849,990
Medical Equipment – 0.6%
Natus Medical, Inc.*	44,700	633,846
Oil Crude Producer – 5.1%
Bill Barrett Corp.*	16,500	678,645
Carrizo Oil & Gas, Inc.*	44,101	1,521,043
Gulfport Energy Corp.*	54,100	1,172,888
Northern Oil & Gas, Inc.*	59,900	1,629,879
		5,002,455
Pharmaceuticals – 1.9%
Impax Laboratories, Inc.*	91,400	1,838,054
Photography – 5.2%
IMAX Corp.*	184,900	5,190,143
Power Transmission Equipment – 3.9%
Advanced Energy Industries, Inc.*	60,600	826,584
Power-One, Inc.*	229,100	2,336,820
Vicor Corp.*	44,000	721,600
		3,885,004
Production Technology Equipment – 2.7%
Brooks Automation, Inc.*	69,500	630,365
Cognex Corp.	68,300	2,009,386
		2,639,751
Semiconductors & Components – 12.1%
Alpha and Omega Semiconductor Ltd.*	6,100	78,263
Cavium Networks, Inc.*	29,000	1,092,720
Cirrus Logic, Inc.*	55,800	891,684
Mellanox Technologies Ltd.*	13,900	363,763
MIPS Technologies, Inc.*	189,300	2,871,492
NetLogic Microsystems, Inc.*	28,400	892,044
OmniVision Technologies, Inc.*	25,900	766,899
Rubicon Technology, Inc.*	49,000	1,032,920
SemiLEDs Corp.*	40,800	1,185,240
Spreadtrum Communications, Inc. ADR*	75,400	1,385,098
Volterra Semiconductor Corp.*	63,200	1,463,712
		12,023,835

See accompanying notes to the financial statements

OBERWEIS EMERGING GROWTH FUND
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
Specialty Retail – 2.1%
HHGregg, Inc.*	22,300	$467,185
Rue21, Inc.*	54,100	1,585,671
		2,052,856
Textiles – Apparel & Shoes – 4.1%
G-III Apparel Group Ltd.*	60,700	2,133,605
Vera Bradley, Inc.*	58,100	1,917,300
		4,050,905
Total Equities (Cost: $73,994,296)		$103,341,927

	Units	Value
Warrants – 0.0%
Internet Software & Systems
Inuvo, Inc. ($25.00, Expires 04/03/11)(a)*	54,000	$88
Inuvo, Inc. ($30.50, Expires 12/05/11)(a)*	17,004	5,169
Inuvo, Inc. ($40.00, Expires 12/05/11)(a)*	8,502	1,641
Total Warrants (Cost: $0)		$6,898
Total Investments – 104.4% (Cost: $73,994,296)		$103,348,825
Other Liabilities Less Assets – (4.4%)		(4,335,897)
Net Assets – 100%		$99,012,928

Cost of Investments is $74,455,222 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$30,748,448
Gross unrealized depreciation	(1,854,845)
Net unrealized appreciation	$28,893,603
(a)	Fair Valued Security
*	Non-Income producing security during the year ended December 31, 2010

ADR — American Depositary Receipt

See accompanying notes to the financial statements

OBERWEIS SMALL-CAP OPPORTUNITIES FUND
Schedule of Investments
December 31, 2010

	Shares	Value
EQUITIES – 99.9%
Auto Parts – 1.8%
Amerigon, Inc.*	9,300	$101,184
Dorman Products, Inc.*	1,300	47,112
		148,296
Banks – Diversified – 0.9%
Danvers Bancorp, Inc.	4,108	72,588
Banks – Savings/Thrifts & Mortgage Lending – 1.2%
BOFI Hldg., Inc.*	6,000	93,060
Beverage – Soft Drinks – 1.3%
Green Mountain Coffee Roasters, Inc.*	3,300	108,438
Biotechnology – 1.1%
Momenta Pharmaceuticals, Inc.*	5,900	88,323
Chemicals – Specialty – 0.6%
Kraton Performance Polymers, Inc.*	1,500	46,425
Commercial Services – 1.2%
SINA Corp.*	1,400	96,348
Commercial Vehicles & Parts – 1.0%
Wabash National Corp.*	6,800	80,580
Communications – 1.3%
KVH Industries, Inc.*	8,700	103,965
Computer Services Software & Systems – 5.6%
MediaMind Technologies, Inc.*	7,800	106,860
OpenTable, Inc.*	2,300	162,104
RealPage, Inc.*	5,600	173,208
		442,172
Consumer Electronics – 1.9%
Universal Electronics, Inc.*	5,400	153,198
Consumer Lending – 1.1%
First Cash Financial Services, Inc.*	2,700	83,673
Consumer Services – Misc. – 0.7%
Coinstar, Inc.*	1,000	56,440

See accompanying notes to the financial statements

OBERWEIS SMALL-CAP OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
Diversified Chemicals – 3.3%
Albemarle Corp.	1,800	$100,404
Cabot Corp.	2,200	82,830
KMG Chemicals, Inc.	5,100	84,507
		267,741
Diversified Financial Services – 0.7%
Stifel Financial Corp.*	900	55,836
Diversified Metals & Minerals – 1.6%
Brush Engineered Materials, Inc.*	3,300	127,512
Drug & Grocery Store Chains – 1.3%
The Fresh Market, Inc.*	2,600	107,120
Education Services – 1.4%
Ambow Education Hldg. Ltd. ADR*	7,900	109,968
Electrical Scientific Equipment – 2.3%
American Superconductor Corp.*	2,800	80,052
Littelfuse, Inc.	2,200	103,532
		183,584
Electronics – 6.5%
IPG Photonics Corp.*	4,800	151,776
iRobot Corp.*	5,400	134,352
KEMET Corp.*	15,800	230,364
		516,492
Electronics Components – 4.9%
Acacia Research Corp.*	15,150	392,991
Financial Data & Systems – 1.9%
Higher One Hldgs., Inc.*	7,600	153,748
Foods – 1.9%
Flowers Foods, Inc.	2,800	75,348
TreeHouse Foods, Inc.*	1,500	76,635
		151,983
Healthcare – Misc. – 1.0%
Providence Service Corp.*	5,100	81,957
Healthcare Services – 3.7%
Emergency Medical Services Corp.*	2,600	167,986

See accompanying notes to the financial statements

OBERWEIS SMALL-CAP OPPORTUNITIES FUNDS
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
HMS Hldgs. Corp.*	1,900	$123,063
		291,049
Industrial Machinery – 2.8%
Amtech Systems, Inc.*	5,800	145,870
Sauer-Danfoss, Inc.*	2,600	73,450
		219,320
Luxury Items – 1.6%
Fossil, Inc.*	1,800	126,864
Medical & Dental Instruments & Supplies – 1.4%
Gen-Probe, Inc.*	1,900	110,865
Medical Services – 1.2%
Bio-Reference Laboratories, Inc.*	4,300	95,374
Office Supplies Equipment – 1.0%
Herman Miller, Inc.*	3,200	80,960
Oil Crude Producer – 1.4%
GeoResources, Inc.*	4,900	108,829
Pharmaceuticals – 3.8%
Akorn, Inc.*	10,000	60,700
Salix Pharmaceuticals Ltd.*	5,200	244,192
		304,892
Photography – 2.3%
IMAX Corp.*	6,600	185,262
Power Transmission Equipment – 1.7%
Power-One, Inc.*	13,400	136,680
Production Technology Equipment – 6.6%
Axcelis Technologies, Inc.*	112,600	389,596
Cognex Corp.	4,500	132,390
		521,986
Railroads – 1.1%
Genese & Wyoming, Inc.*	1,600	84,720
Securities Brokerage & Services – 0.6%
MF Global Hldgs. Ltd.*	6,000	50,160

See accompanying notes to the financial statements

OBERWEIS SMALL-CAP OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
Semiconductors & Components – 8.0%
Cavium Networks, Inc.*	2,100	$79,128
Cree, Inc.*	1,700	112,013
Entropic Communications, Inc.*	10,600	128,048
MIPS Technologies, Inc.*	9,000	136,521
NetLogic Microsystems, Inc.*	2,700	84,807
Volterra Semiconductor Corp.*	4,100	94,956
		635,473
Specialty Retail – 2.1%
Ulta Salon, Cosmetics & Fragrance, Inc.*	2,300	78,200
Vitamin Shoppe, Inc.*	2,600	87,464
		165,664
Textiles – Apparel & Shoes – 12.7%
Crocs, Inc.*	6,000	102,720
G-III Apparel Group Ltd.*	5,000	175,750
Phillips-Van Heusen Corp.	3,200	201,632
Steve Madden Ltd.*	2,350	98,042
Vera Bradley, Inc.*	13,000	429,000
		1,007,144
Utilities – Electrical – 1.4%
Active Power, Inc.*	43,900	107,994
Total Equities (Cost: $5,988,312)		$7,955,674
Total Investments – 99.9% (Cost: $5,988,312)		$7,955,674
Other Assets Less Liabilities – 0.1%		5,795
Net Assets – 100%		$7,961,469

Cost of Investments is $5,991,908 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,025,864
Gross unrealized depreciation	(62,098)
Net unrealized appreciation	$1,963,766
*	Non-Income producing security during the year ended December 31, 2010

ADR — American Depositary Receipt

See accompanying notes to the financial statements

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments(a)
December 31, 2010

	Shares	Value
Equities – 100.0%
Auto Components – 2.7%
China XD Plastics Co. Ltd.	423,941	$2,302,000
Minth Group Ltd.*	1,342,000	2,203,057
Xinyi Glass Hldg. Co. Ltd.	3,991,400	3,286,455
		7,791,512
Automobiles – 1.5%
Great Wall Motor Co. Ltd.*	1,407,000	4,344,380
Biotechnology – 1.6%
3SBio, Inc., Ltd. ADR*	191,109	2,901,035
Sino Biopharmaceutical Ltd.	4,530,649	1,684,538
		4,585,573
Building Products – 0.9%
China Liansu Group Hldgs. Ltd.*	3,349,000	2,697,193
Capital Markets – 0.0%
Noah Hldgs. Ltd. ADR*	4,300	84,065
Chemicals – 2.9%
Fufeng Group Ltd.*	2,680,000	2,348,034
Huabao International Hldgs. Ltd.	876,900	1,419,231
Lee & Man Hldg. Ltd.	348,000	351,456
Sijia Group Co.*	2,681,000	2,135,059
Yongye International, Inc.*	268,000	2,251,200
		8,504,980
Commercial Service & Supply – 2.2%
China Everbright International Ltd.	12,046,700	6,323,402
Communications Equipment – 7.2%
AAC Acoustic Technologies Hldgs., Inc.	2,152,000	5,744,905
China All Access Hldgs. Ltd.	5,842,200	2,074,474
China Wireless Technologies Ltd.	9,210,200	5,746,896
Comba Telecom Systems Hldgs. Ltd.	4,337,007	4,898,997
O-Net Communications Group Ltd.*	3,701,000	2,599,766
		21,065,038
Computers & Peripherals – 0.8%
China Digital TV Hldg. Co. Ltd. ADR	334,800	2,373,732
Construction & Engineering – 0.8%
China State Construction International Hldgs. Ltd.	2,552,000	2,409,901

See accompanying notes to the financial statements

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments(a) (continued)
December 31, 2010

	Shares	Value
Containers & Packaging – 1.2%
China Sunshine Paper Hldgs. Co. Ltd.*	7,301,000	$2,151,000
Greatview Aseptic Packaging Co. Ltd.*	2,062,000	1,403,353
		3,554,353
Diversified Consumer Services – 3.6%
Ambow Education Hldg. Ltd. ADR*	263,300	3,665,136
ChinaCast Education Corp.*	311,000	2,413,360
Global Education & Technology Group Ltd. ADR*	271,700	2,592,018
TAL Education Group ADR*	109,400	1,761,340
		10,431,854
Electrical Equipment – 5.6%
China Ming Yang Wind Power Group Ltd. ADR*	506,800	5,828,200
Lihua International, Inc.*	225,000	2,529,000
NVC Lighting Hldgs. Ltd.	8,792,000	4,603,674
Zhuzhou CSR Times Electric Co. Ltd.	854,300	3,357,717
		16,318,591
Electronic Equipment & Instruments – 0.7%
China ITS Hldgs. Co. Ltd.*	3,043,000	2,114,064
Food Products – 5.5%
Asian Citrus Hldgs. Ltd.*	1,869,000	2,317,975
Biostime International Hldgs. Ltd.*	1,746,500	2,458,150
China Corn Oil Co. Ltd.*	2,281,000	1,555,334
China Marine Food Group Ltd.*	339,300	1,832,220
China Modern Dairy Hldgs. Ltd.*	8,927,000	2,986,080
Shenguan Hldgs. Group Ltd.	2,183,400	2,859,589
Yuhe International, Inc.*	248,800	2,226,760
		16,236,108
Food & Staples Retailing – 0.4%
FU JI Food & Catering Services Hldgs. Ltd.*	1,325,000	17,047
QKL Stores, Inc.*	313,600	1,113,280
		1,130,327
Gas Utilities – 1.9%
China Gas Hldgs. Ltd.	2,624,400	1,144,596
China Resources Gas Group Ltd.	1,174,500	1,671,208
ENN Energy Hldgs. Ltd.	942,400	2,824,969
		5,640,773

See accompanying notes to the financial statements

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments(a) (continued)
December 31, 2010

	Shares	Value
Healthcare Equipment & Supplies – 3.1%
China Kanghui Hldgs. ADR*	84,300	$1,560,393
China Medical System Hldgs. Ltd.*	3,295,600	3,171,455
Microport Scientific Corp.*	2,260,000	2,163,236
Trauson Hldgs. Co. Ltd.*	4,906,000	2,303,790
		9,198,874
Healthcare Providers & Services – 1.1%
Concord Medical Services Hldgs. Ltd. ADR*	455,500	3,366,145
Hotels Restaurants & Leisure – 1.8%
Ctrip.com International Ltd. ADR*	41,800	1,690,810
Home Inns & Hotels Mgmt., Inc. ADR*	90,800	3,719,168
		5,409,978
Household Durables – 2.3%
Haier Electronics Group Co. Ltd.*	2,614,000	3,040,161
Huiyin Household Appliances Hldgs. Co. Ltd.*	13,226,000	3,641,370
		6,681,531
Independent Power Producers & Energy Traders – 0.7%
China Suntien Green Energy Corp.*	7,472,000	2,105,249
Internet Software & Services – 2.0%
Changyou.com Ltd. ADR*	38,975	1,111,177
SINA Corp.*	68,005	4,680,104
		5,791,281
Information Technology Services – 2.7%
51Job, Inc. ADR*	120,100	5,914,925
HiSoft Technology International Ltd. ADR*	59,300	1,790,860
iSoftStone Hldgs. Ltd. ADR*	10,000	181,700
		7,887,485
Machinery – 12.8%
ChangFeng Axle China Co.*	4,760,000	2,743,516
Chen Hsong Hldgs. Ltd.	1,178,000	681,994
China Automation Group Ltd.	7,263,000	5,288,774
China Valves Technology, Inc.*	358,118	3,753,077
EVA Precision Industrial Hldgs. Ltd.	8,014,400	7,733,121
Good Friend International Hldgs., Inc.	3,844,000	3,115,634
Haitian International Hldgs. Ltd.*	2,741,000	2,859,910
International Mining Machinery Hldgs. Ltd.*	4,962,500	4,015,815
Lonking Hldgs. Ltd.	3,257,000	1,780,858
Sany Heavy Equipment International Hldgs. Co. Ltd.	1,674,000	2,468,099

See accompanying notes to the financial statements

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments(a) (continued)
December 31, 2010

	Shares	Value
Shengkai Innovations, Inc.*	133,600	$766,864
Sinoref Hldgs. Ltd.*	13,156,000	2,386,522
		37,594,184
Media – 1.2%
Charm Communications, Inc. ADR*	347,100	3,422,371
Metals & Mining – 7.6%
China Metal Recycling Hldgs. Ltd.	2,379,600	2,485,893
China Vanadium Titano-Magnetite Mining Co. Ltd.*	8,947,000	4,258,941
Gulf Resources, Inc.*	266,800	2,852,092
Shougang Concord Century Hldgs. Ltd.	20,350,000	2,434,837
Winsway Coking Coal Hldgs.*	6,653,000	3,997,210
Xingda International Hldgs. Ltd.*	2,777,000	3,001,081
Zhaojin Mining Industry Co. Ltd.	768,100	3,142,443
		22,172,497
Multiline Retail – 0.6%
Golden Eagle Retail Group Ltd.	670,964	1,653,930
Paper & Forest Products – 2.0%
China Forestry Hldgs. Ltd.	5,760,000	2,689,996
Youyuan International Hldgs. Ltd.*	5,798,000	3,132,925
		5,822,921
Personal Products – 0.4%
Ruinian International Ltd.	1,842,000	1,277,323
Pharmaceuticals – 3.5%
China Animal Healthcare Ltd.*	9,385,000	2,632,641
China Nuokang Bio-Pharmaceutical, Inc. ADR*	119,800	454,042
China Shineway Pharmaceutical Group Ltd.	621,900	1,784,218
Lansen Pharmaceutical Hldgs. Ltd.*	4,969,000	2,147,983
Lee’s Pharmaceutical Hldgs. Ltd.	3,645,000	1,655,369
Lijun International Pharmaceutical Hldg. Co. Ltd.	5,118,300	1,494,769
		10,169,022
Real Estate – 0.8%
SouFun Hldgs. Ltd. ADR*	34,600	2,474,592
Real Estate Management & Development – 0.8%
SYSWIN, Inc. ADR*	369,700	2,214,503
Semiconductor & Semiconductor Equipment – 6.2%
JinkoSolar Hldg. Co. Ltd. ADR*	85,980	1,729,918
RDA Microelectronics, Inc. ADR*	96,584	1,411,092

See accompanying notes to the financial statements

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments(a) (continued)
December 31, 2010

	Shares	Value
SemiLEDs Corp.*	121,500	$3,529,575
Shanghai Comtec Solar Technology Co. Ltd.*	9,178,000	3,471,506
Spreadtrum Communications, Inc. ADR*	434,400	7,979,928
		18,122,019
Software – 2.4%
AsiaInfo-Linkage, Inc.*	79,300	1,314,001
AutoNavi Hldgs. Ltd. ADR*	136,800	2,192,904
Longtop Financial Technologies Ltd. ADR*	99,225	3,589,960
		7,096,865
Specialty Retail – 2.8%
Boshiwa International Hldg. Ltd.*	3,468,000	2,681,489
Evergreen International Hldgs. Ltd.*	3,306,000	2,215,966
Zhongsheng Group Hldgs. Ltd.*	1,490,500	3,240,718
		8,138,173
Textile Apparel & Luxury Goods – 4.0%
361 Degrees International Ltd.	4,058,600	2,924,063
China Lilang Ltd.	1,757,000	2,712,536
International Taifeng Hldgs. Ltd.	1,500,000	671,573
Texhong Textile Group Ltd.	4,892,000	3,744,777
Trinity Ltd.	1,592,000	1,677,450
		11,730,399
Water Utilities – 1.7%
Bejing Enterprises Water Group Ltd.*	9,398,800	3,518,746
Tri-Tech Hldg. Inc.*	127,300	1,369,748
		4,888,494
Total Equities (Cost: $222,067,475)		$292,823,682

See accompanying notes to the financial statements

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments(a) (continued)
December 31, 2010

	Units	Value
Warrants – 0.1%
Auto Components
China XD Plastics Co. Ltd. ($5.50, Expires 6/1/15)	130,435	$418,587
Total Warrants (Cost: $411,309)		$418,587
Total Investments – 100.1% (Cost: $222,478,784)		293,242,269
Other Liabilities Less Assets – (0.1%)		(308,641)
Net Assets – 100%		$292,933,628

Cost of Investments is $226,826,071 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$76,633,951
Gross unrealized depreciation	(10,217,753)
Net unrealized appreciation	$66,416,198
(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1).
*	Non-Income producing security during the year ended December 31, 2010

ADR —  American Depositary Receipt

COUNTRY ALLOCATION (as a percentage of Net Assets)

China (Includes the People’s Republic of China and Hong Kong)	99.2%
Singapore	0.9%

See accompanying notes to the financial statements

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND
Schedule of Investments(a)
December 31, 2010

	Shares	Value
EQUITIES – 97.4%
Australia – 2.6%
Ausdrill Ltd.*	37,300	$118,266
Equinox Minerals Ltd.*	27,900	171,446
Imdex Ltd.*	107,525	197,407
Thorn Group Ltd.	33,664	68,002
		555,121
Belgium – 3.3%
Bekaert NV	6,250	717,431
Canada – 16.8%
Calfrac Well Services Ltd.	5,700	196,287
Canyon Services Group, Inc.*	47,900	522,213
Eastern Platinum Ltd.*	74,900	133,333
Endeavour Silver Corp.*	15,300	112,330
Energold Drilling Corp.*	54,900	226,380
Harry Winston Diamond Corp.*	28,200	328,144
HudBay Minerals, Inc.*	8,800	159,042
Lululemon Athletica, Inc.*	5,700	390,911
Major Drilling Group International, Inc.*	6,900	288,339
North American Palladium Ltd.*	22,600	156,607
Pacific Rubiales Energy Corp.	10,800	366,590
SEMAFO, Inc.*	34,800	376,245
SXC Health Solutions Corp.*	9,100	389,882
		3,646,303
China – 1.9%
Spreadtrum Communications, Inc. ADR*	22,600	415,162
Denmark – 1.0%
Royal Unibrew A/S*	3,800	226,159
France – 4.5%
Valeo SA*	17,300	981,712
Germany – 8.5%
ADVA AG Optical Networking*	43,800	342,601
Dialog Semiconductor PLC*	25,200	573,141
Duerr AG*	11,500	369,195
Pfeiffer Vacuum Technology AG*	3,500	410,694
Wacker Neuson SE*	9,200	158,680
		1,854,311

See accompanying notes to the financial statements

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND
Schedule of Investments(a) (continued)
December 31, 2010

	Shares	Value
Hong Kong – 4.3%
Chen Hsong Hldgs. Ltd.	256,000	$148,209
Good Friend International Hldgs., Inc.*	40,000	32,421
International Taifeng Hldgs. Ltd.	102,000	45,667
Johnson Electric Hldgs. Ltd.	148,500	106,224
Sincere Watch Hong Kong Ltd.*	462,000	121,254
TCL Communication Technology Hldgs. Ltd.*	262,000	257,861
The United Laboratories Ltd.	106,000	217,651
		929,287
Italy – 0.9%
De’Longhi SpA*	25,800	201,899
Japan – 9.5%
Asahi Diamond Industrial Co. Ltd.	7,000	132,743
Exedy Corp.	10,400	336,277
Kayaba Industry Co. Ltd.	117,000	892,993
Skymark Airlines, Inc.*	26,000	377,993
Tachi-S Co. Ltd.	19,700	321,392
		2,061,398
Luxembourg – 2.2%
Acergy SA	12,700	312,336
SAF-Holland SA*	20,400	167,381
		479,717
Norway – 1.4%
Subsea 7, Inc.*	11,800	309,550
Sweden – 5.4%
Autoliv, Inc.	7,000	554,397
Elekta AB	5,800	222,934
Haldex AB*	25,900	405,148
		1,182,479
Switzerland – 2.8%
Micronas Semiconductor Hldg. AG*	40,800	480,000
Phoenix Mecano AG	200	141,176
		621,176
United Kingdom – 32.3%
Aveva Group PLC	9,500	239,055
Bodycote PLC*	57,200	250,239
Carphone Warehouse Group PLC*	51,900	319,823
Domino’s Pizza UK & IRL PLC	47,400	407,563

See accompanying notes to the financial statements

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND
Schedule of Investments(a) (continued)
December 31, 2010

	Shares	Value
Electrocomponents PLC	109,800	$455,018
Ferrexpo PLC*	64,600	418,883
IMI PLC	31,100	458,209
International Personal Finance PLC	171,000	1,023,761
Lamprell PLC	55,800	279,696
Melrose PLC	143,700	696,768
Petrofac Ltd.	14,100	348,873
Premier Farnell PLC	84,400	377,524
Spectris PLC*	16,900	345,430
TT Electronics PLC	55,800	149,635
Weir Group	30,200	838,104
Wood Group (John) PLC	46,800	407,877
		7,016,458
Total Equities
(Cost: $15,708,842)		$21,198,163
Total Investments – 97.4%
(Cost: $15,708,842)		$21,198,163
Other Assets Less Liabilities – 2.6%		556,736
Net Assets – 100%		$21,754,899

Cost of Investments is $16,454,411 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$4,958,969
Gross unrealized depreciation	(215,217)
Net unrealized appreciation	$4,743,752
(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1).
*	Non-Income producing security during the year ended December 31, 2010

ADR — American Depositary Receipt

SECTOR ALLOCATIONS (as a percentage of Net Assets)

Consumer Discretionary	22.1%
Consumer Staples	1.0%
Energy	12.6%
Financials	4.7%
Health Care	3.8%
Industrials	23.5%
Information Technology	17.4%
Materials	12.3%

See accompanying notes to the financial statements

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments(a)
December 31, 2010

	Shares	Value
EQUITIES – 96.3%
Australia – 9.5%
Atlas Iron Ltd.*	30,000	$90,518
Boart Longyear Group	20,000	93,279
Flight Centre Ltd.	5,000	126,725
Iluka Resources Ltd.*	20,000	186,968
Lynas Corp. Ltd.*	50,000	105,348
Mount Gibson Iron Ltd.*	50,000	108,417
PanAust Ltd.*	80,000	72,823
Seek Ltd.	12,000	81,374
		865,452
China – 27.6%
Baidu.com, Inc. ADR*	1,200	115,836
Beijing Enterprises Water Group Ltd.*	150,000	56,157
China Automation Group Ltd.	120,000	87,382
China Everbright International Ltd.	200,000	104,981
China Wireless Technologies Ltd.	200,000	124,794
Comba Telecom Systems Hldgs. Ltd.	180,000	203,324
Ctrip.com International Ltd. ADR*	2,000	80,900
Digital China Hldgs. Ltd.	50,000	93,531
ENN Energy Hldgs. Ltd.	30,000	89,929
Golden Eagle Retail Group Ltd.	40,000	98,600
Great Wall Motor Co. Ltd.*	33,000	101,894
Hengdeli Hldgs. Ltd.*	120,000	71,480
Lianhua Supermarket Hldgs. Ltd.	30,000	143,385
Lijun International Pharmaceutical Hldg. Co. Ltd.	200,000	58,409
Lilang China Co. Ltd.	100,000	154,384
Nine Dragons Paper Hldgs. Ltd.	40,000	56,505
NVC Lighting Hldgs. Ltd.*	80,000	41,890
O-Net Communications Group Ltd.*	100,000	70,245
Real Gold Mining Ltd.*	60,000	104,518
Sany Heavy Equipment International Hldgs. Co. Ltd.	70,000	103,206
Sichuan Expressway Co. Ltd.	150,000	96,490
Sino Biopharmaceutical Ltd.	200,000	74,362
Spreadtrum Communications, Inc. ADR*	6,000	110,220
Tencent Hldgs. Ltd.	3,000	65,189
Zhuzhou CSR Times Electric Co. Ltd.	50,000	196,519
		2,504,130

See accompanying notes to the financial statements

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments(a) (continued)
December 31, 2010

	Shares	Value
Hong Kong – 18.7%
AAC Acoustic Technologies Hldgs., Inc.	50,000	$133,478
Asian Citrus Hldgs. Ltd.*	100,000	124,022
China Liansu Group Hldgs. Ltd.*	180,000	144,967
China State Construction International Hldgs. Ltd.*	130,000	122,761
Dah Chong Hong Hldgs. Ltd.*	70,000	74,298
EVA Precision Industrial Hldgs. Ltd.	200,000	192,981
Huiyin Household Appliances Hldgs. Co. Ltd.*	400,000	110,128
Kingboard Laminates Hldg. Ltd.	80,000	81,309
Pacific Basin Shipping Ltd.	100,000	66,514
Peace Mark Hldgs. Ltd.*	72,000	—
Singamas Container Hldgs. Ltd.*	350,000	112,122
SJM Hldgs. Ltd.	100,000	158,759
Trinity Ltd.	130,000	136,978
Xingda International Hldgs. Ltd.*	99,000	106,988
Zhongsheng Group Hldgs. Ltd.*	60,000	130,455
		1,695,760
India – 14.1%
Apollo Hospitals Enterprise Ltd.*	8,000	81,449
Cadila Healthcare Ltd.	8,000	139,157
Exide Industries Ltd.	38,000	141,836
IVRCL Infrastructures & Projects Ltd.	38,000	109,245
Jain Irrigation Systems Ltd.	25,000	117,522
JSW Steel Ltd.	4,000	105,294
Lanco Infratech Ltd.*	85,488	121,306
Lupin Ltd.*	12,000	129,473
Shriram Transport Finance Co. Ltd.	9,400	164,193
Yes Bank Ltd.	25,000	174,885
		1,284,360
Indonesia – 10.4%
PT Holcim Indonesia TBK*	500,000	124,582
PT Indika Energy TBK	200,000	104,701
PT Indofood CBP Sukses Makmur TBK*	120,000	62,264
PT Jasa Marga*	200,000	75,826
PT Kalbe Farma TBK	500,000	180,065
PT Mayora Indah TBK*	100,000	119,273
PT Mitra Adiperkasa TBK*	300,000	88,977

See accompanying notes to the financial statements

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments(a) (continued)
December 31, 2010

	Shares	Value
PT United Tractors TBK	50,000	$131,870
PT Wijaya Karya*	800,000	60,293
		947,851
Malaysia – 1.8%
AirAsia BHD*	100,000	82,017
QSR Brands BHD*	50,000	81,887
		163,904
Philippines – 1.3%
DMCI Hldgs., Inc.*	50,000	40,998
Metropolitan Bank & Trust Co.*	50,000	81,783
		122,781
Singapore – 4.3%
Ezion Hldgs. Ltd.	180,000	99,583
Goodpack Ltd.	50,000	79,869
Noble Group Ltd.	123,636	209,055
		388,507
South Africa – 0.7%
Aquarius Platinum Ltd.	12,000	65,664
South Korea – 2.6%
CJ CGV Co., Ltd.*	2,000	49,226
Orion Corp.*	250	84,959
S-MAC Co. Ltd.*	8,000	101,054
		235,239
Thailand – 5.3%
CP All PCL	80,000	103,964
Hemaraj Land and Development PCL*	1,000,000	61,261
Home Product Center PCL	350,000	102,088
LPN Development PCL	280,000	82,435
Major Cineplex Group PCL	300,000	129,073
		478,821
Total Equities (Cost: $6,390,510)		$8,752,469

See accompanying notes to the financial statements

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments(a) (continued)
December 31, 2010

	Units	Value
Rights – 0.0%
Philippines
Metropolitan Bank & Trust Co.*	5,230	$2,688
Total Rights (Cost: $1,953)		$2,688
Total Investments – 96.3% (Cost: $6,392,463)		$8,755,157
Other Assets Less Liabilities – 3.7%		332,501
Net Assets – 100%		$9,087,658

Cost of Investments is $6,460,382 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,499,780
Gross unrealized depreciation	(205,005)
Net unrealized appreciation	$2,294,775
(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1).
*	Non-Income producing security during the year ended December 31, 2010

ADR — American Depositary Receipt

SECTOR ALLOCATIONS (as a percentage of Net Assets)

Consumer Discretionary	20.2%
Consumer Staples	7.0%
Energy	2.3%
Financials	6.2%
Health Care	7.3%
Industrials	27.2%
Information Technology	12.1%
Materials	12.4%
Utilities	1.6%

See accompanying notes to the financial statements

THE OBERWEIS FUNDS
Statement of Assets and Liabilities
December 31, 2010

	Micro-Cap Fund	Emerging Growth Fund	Small-Cap Opportunities Fund
Assets:
Investment securities at value(a)	$27,235,589	$103,348,825	$7,955,674
Cash	—	—	88,909
Receivable from fund shares sold	5,000	91,777	20,000
Receivable from securities sold	143,954	406,423	108,382
Dividends and interest receivable	12,044	5,056	354
Prepaid expenses	11,351	19,893	7,920
Total Assets	27,407,938	103,871,974	8,181,239
Liabilities:
Payable to custodian bank	562,104	4,498,381	—
Payable for fund shares redeemed	16,928	201,671	19
Payable for securities purchased	163,559	—	203,245
Payable to advisor (see note 2)	22,268	75,592	7,091
Payable to distributor	5,567	22,959	1,672
Accrued expenses	18,087	60,443	7,743
Total Liabilities	788,513	4,859,046	219,770
Net Assets	$26,619,425	$99,012,928	$7,961,469
Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)	2,186,360	4,808,702	685,957
Net asset value, offering price and redemption price	$12.18	$20.59	$11.61
Analysis of net assets:
Capital	$28,680,166	$105,289,432	$8,139,465
Undistributed net realized losses on investment	(9,156,318)	(35,631,033)	(2,145,358)
Net unrealized appreciation of investments	7,095,577	29,354,529	1,967,362
Net Assets	$26,619,425	$99,012,928	$7,961,469
(a) Investment securities at cost	$20,140,012	$73,994,296	$5,988,312

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statement of Assets and Liabilities (continued)
December 31, 2010

	China Opportunities Fund	International Opportunities Fund	Asia Opportunities Fund
Assets:
Investment securities at value(a)	$293,242,269	$21,198,163	$8,755,157
Cash	2,984,762	483,426	198,924
Receivable from fund shares sold	240,222	100,853	6,000
Receivable from securities sold	2,070,925	85,628	198,332
Due From Advisor	—	—	86
Dividends and interest receivable	692,395	27,046	1,867
Prepaid expenses	38,271	12,948	11,410
Total Assets	299,268,844	21,908,064	9,171,776
Liabilities:
Payable to custodian bank	—	—	—
Payable for fund shares redeemed	582,319	50,753	13,075
Payable for securities purchased	5,190,407	48,058	54,838
Payable to advisor (see note 2)	321,783	30,370	—
Payable to distributor	64,357	4,530	1,933
Accrued expenses	176,350	19,454	14,272
Total Liabilities	6,335,216	153,165	84,118
Net Assets	$292,933,628	$21,754,899	$9,087,658
Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)	17,619,119	1,874,364	1,004,420
Net asset value, offering price and redemption price	$16.63	$11.61	$9.05
Analysis of net assets:
Capital	$212,489,154	$26,791,078	$10,490,641
Undistributed net investment loss	(825,781)	(274,591)	(32,958)
Undistributed net realized gains (losses) on investment and foreign currency transactions	10,507,016	(10,251,591)	(3,732,678)
Net unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies	70,763,239	5,490,003	2,362,653
Net Assets	$292,933,628	$21,754,899	$9,087,658
(a) Investment securities at cost	$222,478,784	$15,708,842	$6,392,463

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statement of Operations
Year Ended December 31, 2010

	Micro-Cap Fund	Emerging Growth Fund	Small-Cap Opportunities Fund
Investment Income:
Interest	$9,167	$7,241	$—
Dividends(a)	41,611	105,425	13,344
Total Income	50,778	112,666	13,344
Expenses:
Investment advisory fees (see note 2)	151,001	517,291	26,961
Management fees (see note 2)	100,667	492,291	26,961
Distribution fees and shareholder services (see note 2)	62,917	307,682	16,851
Transfer agent fees and expenses	49,449	160,341	27,266
Custodian fees and expenses	65,868	94,361	40,246
Federal and state registration fees	19,756	22,266	18,587
Other	24,838	113,008	9,490
Total expenses before reimbursed expenses	474,496	1,707,240	166,362
Earnings credit (see note 5)	57	287	51
Expense reimbursement (see note 2)	—	—	31,506
Total Expenses	474,439	1,706,953	134,805
Net Investment (Loss)	(423,661)	(1,594,287)	(121,461)
Net Realized and Unrealized Gains (Losses) from Investments:
Net realized gain on investment transactions	3,366,547	36,075,139	1,255,750
Change in unrealized appreciation/depreciation on investments	1,010,415	(6,293,609)	547,358
Net realized/unrealized gains on investments	4,376,962	29,781,530	1,803,108
Net increase in net assets resulting from operations	$3,953,301	$28,187,243	$1,681,647
(a)	Dividends are net of foreign withholding tax of $708 for the Micro-Cap Fund

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statement of Operations (continued)
Year Ended December 31, 2010

	China Opportunities Fund	International Opportunities Fund	Asia Opportunities Fund
Investment Income:
Interest	$362	$—	$—
Dividends(a)	3,520,790	306,935	108,034
Total Income	3,521,152	306,935	108,034
Expenses:
Investment advisory fees (see note 2)	3,738,623	225,850	107,605
Distribution fees and shareholder services (see note 2)	747,725	45,170	21,521
Transfer agent fees and expenses	553,193	49,862	31,078
Custodian fees and expenses	534,845	117,283	100,981
Federal and state registration fees	35,655	20,418	18,440
Other	285,648	21,463	15,250
Total expenses before reimbursed expenses	5,895,689	480,046	294,875
Earnings credit (see note 5)	72	331	98
Expense reimbursement (see note 2)	—	29,822	80,427
Total Expenses	5,895,617	449,893	214,350
Net Investment (Loss)	(2,374,465)	(142,958)	(106,316)
Net Realized and Unrealized Gains (Losses) from Investments:
Net realized gains on investment transactions	99,112,843	3,618,128	1,148,841
Net realized (losses) on foreign currency transactions	(8,644)	(9,787)	(10,750)
Net realized gains on investment and foreign currency transactions	99,104,199	3,608,341	1,138,091
Change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(59,539,940)	1,290,400	(6,945)
Net realized/unrealized gains on investments and foreign currencies	39,564,259	4,898,741	1,131,146
Net increase in net assets resulting from operations	$37,189,794	$4,755,783	$1,024,830
(a)	Dividends are net of foreign withholding tax of $23,634, $25,232, and $4,395 for the China Opportunities Fund, International Opportunities Fund and Asia Opportunities Fund, respectively.

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statement of Changes in Net Assets

	Micro-Cap Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
From Operations:
Net investment loss	$(423,661)	$(411,435)
Net realized gains (losses) on investments	3,366,547	(1,023,297)
Change in net unrealized appreciation (depreciation) of investments	1,010,415	10,618,975
Net increase in net assets resulting from operations	3,953,301	9,184,243
From Capital Share Transactions:
Proceeds from sale of shares	1,045,387	2,547,055
Redemption of shares	(5,346,128)	(6,147,818)
Net decrease from capital share transactions	(4,300,741)	(3,600,763)
Total increase (decrease) in net assets	(347,440)	5,583,480
Net Assets:
Beginning of year	26,966,865	21,383,385
End of year	$26,619,425	$26,966,865
Transactions in Shares:
Shares sold	99,591	300,906
Less shares redeemed	(506,865)	(785,693)
Net decrease from capital share transactions	(407,274)	(484,787)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statement of Changes in Net Assets (continued)

	Emerging Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
From Operations:
Net investment loss	$(1,594,287)	$(1,297,665)
Net realized gains (losses) on investments	36,075,139	(10,201,211)
Change in net unrealized appreciation (depreciation) of investments	(6,293,609)	49,405,377
Net increase in net assets resulting from operations	28,187,243	37,906,501
From Capital Share Transactions:
Proceeds from sale of shares	30,293,619	30,817,043
Redemption of shares	(76,855,973)	(33,073,151)
Net decrease from capital share transactions	(46,562,354)	(2,256,108)
Total increase (decrease) in net assets	(18,375,111)	35,650,393
Net Assets:
Beginning of year	117,388,039	81,737,646
End of year	$99,012,928	$117,388,039
Transactions in Shares:
Shares sold	1,760,645	2,452,367
Less shares redeemed	(4,180,996)	(2,871,266)
Net decrease from capital share transactions	(2,420,351)	(418,899)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statement of Changes in Net Assets (continued)

	Small-Cap Opportunities Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
From Operations:
Net investment loss	$(121,461)	$(98,206)
Net realized gains (losses) on investments	1,255,750	(157,599)
Change in net unrealized appreciation (depreciation) of investments	547,358	2,740,802
Net increase in net assets resulting from operations	1,681,647	2,484,997
From Capital Share Transactions:
Proceeds from sale of shares	989,059	1,261,487
Redemption of shares	(1,284,369)	(1,403,844)
Net decrease from capital share transactions	(295,310)	(142,357)
Total increase in net assets	1,386,337	2,342,640
Net Assets:
Beginning of year	6,575,132	4,232,492
End of year	$7,961,469	$6,575,132
Transactions in Shares:
Shares sold	98,938	165,670
Less shares redeemed	(136,238)	(203,972)
Net decrease from capital share transactions	(37,300)	(38,302)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statement of Changes in Net Assets (continued)

	China Opportunities Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
From Operations:
Net investment loss	$(2,374,465)	$(2,113,517)
Net realized gains on investment and foreign currency transactions	99,104,199	18,927,593
Change in net unrealized appreciation (depreciation) of investments and foreign currencies	(59,539,940)	164,328,310
Net increase in net assets resulting from operations	37,189,794	181,142,386
From Dividends and Distributions:
Dividends from net investment income	(1,653,070)	(2,535,761)
Distributions from net realized gains on investments	(51,245,173)	—
Net decrease in net assets from dividends and distributions	(52,898,243)	(2,535,761)
From Capital Share Transactions:
Proceeds from sale of shares	63,855,644	168,103,670
Proceeds from reinvestment of dividends and distributions	49,982,379	2,322,660
Redemption of shares	(176,904,890)	(95,773,377)
Net increase (decrease) from capital share transactions	(63,066,867)	74,652,953
Total increase (decrease) in net assets	(78,775,316)	253,259,578
Net Assets:
Beginning of year	371,708,944	118,449,366
End of year	$292,933,628	$371,708,944
Transactions in Shares:
Shares sold	3,518,129	12,818,639
Shares issued in reinvestment of dividends and distributions	3,060,767	135,196
Less shares redeemed	(10,483,165)	(7,197,807)
Net increase (decrease) from capital share transactions	(3,904,269)	5,756,028

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statement of Changes in Net Assets (continued)

	International Opportunities Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
From Operations:
Net investment loss	$(142,958)	$(149,385)
Net realized gains on investment and foreign currency transactions	3,608,341	3,200,890
Change in net unrealized appreciation (depreciation) of investments and foreign currencies	1,290,400	3,837,598
Net increase in net assets resulting from operations	4,755,783	6,889,103
From Dividends:
Dividends from net investment income	(155,809)	—
From Capital Share Transactions:
Proceeds from sale of shares	3,805,711	2,693,607
Proceeds from reinvestment of dividends	134,581	—
Redemption of shares	(5,096,369)	(5,232,712)
Net decrease from capital share transactions	(1,156,077)	(2,539,105)
Total increase in net assets	3,443,897	4,349,998
Net Assets:
Beginning of year	18,311,002	13,961,004
End of year	$21,754,899	$18,311,002
Transactions in Shares:
Shares sold	367,157	372,143
Shares issued in reinvestment of dividends	11,662	—
Less shares redeemed	(546,263)	(837,465)
Net decrease from capital share transactions	(167,444)	(465,322)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statement of Changes in Net Assets (continued)

	Asia Opportunities Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
From Operations:
Net investment loss	$(106,316)	$(67,926)
Net realized gains (losses) on investment and foreign currency transactions	1,138,091	(62,738)
Change in net unrealized appreciation (depreciation) of investments and foreign currencies	(6,945)	3,731,239
Net increase in net assets resulting from operations	1,024,830	3,600,575
From Capital Share Transactions:
Proceeds from sale of shares	1,886,277	2,891,805
Redemption of shares	(2,428,417)	(1,776,054)
Net increase (decrease) from capital share transactions	(542,140)	1,115,751
Total increase in net assets	482,690	4,716,326
Net Assets:
Beginning of year	8,604,968	3,888,642
End of year	$9,087,658	$8,604,968
Transactions in Shares:
Shares sold	229,312	490,208
Less shares redeemed	(301,847)	(317,430)
Net increase (decrease) from capital share transactions	(72,535)	172,778

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Notes to Financial Statements
December 31, 2010

1. Significant Accounting Policies

Description of business.  The Oberweis Funds (the “Trust”) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous Funds under various trading strategies. The Trust consists of six Funds: the Oberweis Micro-Cap Fund, the Oberweis Emerging Growth Fund, the Oberweis Small-Cap Opportunities Fund, the Oberweis China Opportunities Fund, the Oberweis International Opportunities Fund, and the Oberweis Asia Opportunities Fund (collectively, “the Funds”).

Investment valuation.  Investments in securities are stated at value as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (generally 3 p.m., Central Standard Time). Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day’s bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the closing bid price determined on the basis of reasonable inquiry. Options are valued at the last reported bid price on the primary exchange as of the close of the regular trading session of the Chicago Board Options Exchange (“CBOE”). Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

The Oberweis China Opportunities Fund, the Oberweis International Opportunities Fund, and the Oberweis Asia Opportunities Fund hold foreign equity securities. Foreign securities are fair valued as described in the following circumstances. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the regular trading session of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the close of the regular trading session of the NYSE for the Funds, the Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Fair Value Measurements.  In accordance with Financial Accounting Standards Board (“FASB”) guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, set out a framework for measuring fair value, and expand disclosures

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2010

regarding fair value measurements. The Fair Value Measurement Standard applies to fair value measurements already required or permitted by existing standards.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

-Level 1 – Quoted prices in active markets for identical securities.

-Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

-Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2010:

	Micro-Cap Fund	Emerging Growth Fund	Small-Cap Opportunities Fund
Level 1 – Equities	$26,712,898	$103,341,927	$7,955,674
Total Level 1	26,712,898	103,341,927	7,955,674
Level 2 – Warrants	3,321	6,898	—
Corporate Bonds	519,370	—	—
Total Level 2	522,691	6,898	—
Level 3 –	—	—	—
Total Investments	$27,235,589	$103,348,825	$7,955,674

	China Opportunities Fund	International Opportunities Fund	Asia Opportunities Fund
Level 1 – Equities
Total Asia	$292,809,635	$1,344,449	$6,709,616
Total Europe	—	5,417,470	—
Total Other Countries	—	3,817,749	931,116
Total Level 1	292,806,635	10,579,668	7,640,732
Level 2 – Equities
Total Asia	—	2,061,398	1,111,737
Total Europe	—	8,173,422	—
Total Other Countries	—	383,675	—
Total Warrants/Rights	418,587	—	2,688
Total Level 2	418,587	10,618,495	$1,114,425
Level 3 – Equities
Total Asia	17,047	—	—
Total Investments	$293,242,269	$21,198,163	$8,755,157

The Fund's assets assigned to Level 2 include certain foreign securities for which an independent third party statistical pricing service may be employed for purposes of fair market valuation. The pricing service provides fair market valuation on days when the movement in relevant indices exceeds a predetermined threshhold. When fair market valuations are employed these techniques may result in transfers between Level 1 and Level 2.

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2010

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

OBCHX
Balance as of 12/31/09	$—
Transfers in Level 3	17,047
Balance as of 12/31/10 (market value)	17,047

For the year ended December 31, 2010, Level 3 security transfers consist solely of an international equity that has halted trading and the fair value is determined under the direction of the Board of Trustees.

Foreign Currency Transactions. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Fund share valuation. Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the NYSE is open for trading, the net asset value per share is determined as of the later of the close of the NYSE or the CBOE by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of each Fund’s shares outstanding.

Investment transactions and investment income. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2010

Federal income taxes and dividends to shareholders. It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2010. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (“GAAP”). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP, and the use of the tax accounting practice known as equalization.

In addition to the requirements of the Code, the Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The funds that invest in Indian securities accrue a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. As of December 31, 2010, the Oberweis Asia Opportunities Fund have recorded a payable of $1,554 as an estimate for potential future India capital gains taxes, which is included in the net unrealized appreciation of investments and translation of assets and liabilities denominated in the foreign currencies line of the Statement of Assets and Liabilities.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, and passive foreign investment company (“PFIC”) adjustments were identified and reclassified among the components of the Funds’ net assets.

The tax character of distributions paid during the fiscal year ended December 31, 2010, to shareholders of record on December 28, 2010 were as follows:

	Distributions Paid From Ordinary Income	Distributions Paid From Net Long-Term Capital Gains	Total Distributions Paid
China Opportunities Fund	$1,653,070	$51,245,173	$52,898,243
International Opportunities Fund	$155,809	—	$155,809

No distributions were required for the Emerging Growth Fund, Micro-Cap Fund, Small-Cap Opportunities Fund, or the Asia Opportunities Fund. The China Opportunities Fund includes $7,894,450 of earnings and profit distributed, equalization, to shareholders on redemptions of shares: The Funds designate the China Opportunities and International Opportunities Funds’ ordinary income distribution during the year ended December 31, 2010 as 37.62%, and 100.00%, respectively, as Qualified Dividend Income as defined in the Code.

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2010

The tax character of distributions paid during the fiscal year ended December 31, 2009, to shareholders of record on December 28, 2009, were as follows:

	Distributions Paid From Ordinary Income	Distributions Paid From Net Long-Term Capital Gains	Total Distributions Paid
China Opportunities Fund	$2,535,761	—	$2,535,761

No distributions were required for the Emerging Growth Fund, Micro-Cap Fund, Small-Cap Opportunities Fund, International Opportunities Fund or the Asia Opportunities Fund.

As of December 31, 2010, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

	2016	2017
Emerging Growth Fund	$14,199,328	$20,970,779
Micro-Cap Fund	$6,119,569	$2,989,022
Small-Cap Opportunities Fund	$1,262,051	$879,711
China Opportunities Fund	$—	$—
International Opportunities Fund	$2,013,368	$8,045,670
Asia Opportunities Fund	$1,987,312	$1,710,212

Net currency and capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the China Opportunities, International Opportunities, and the Asia Opportunities Funds deferred to January 1, 2011 post-October currency losses of $1,997, $4,949 and $193, respectively.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of December 31, 2010, open Federal tax years include the tax years ended 2007 through 2010. The Funds have no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Indemnifications. Under the Trusts’ organizational documents, its present and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trusts’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2010

2. Transactions with affiliates

The Funds have written agreements with Oberweis Asset Management, Inc. (“OAM”) as the Funds’ investment adviser and manager. Oberweis Securities, Inc. (“Oberweis Securities”), the Funds’ principal distributor, is an affiliate of OAM.

Investment advisory agreement. Under the Advisory Agreement, OAM provides investment advisory services to the Micro-Cap, Emerging Growth, and Small-Cap Opportunities Funds and pursuant to a separate Management Agreement, OAM provides non-investment advisory management services such as administrative, compliance and accounting services to these Funds. For investment advisory services, the Micro-Cap Fund paid monthly investment advisory fees at an annual rate equal to .60% of average daily net assets. The Emerging Growth Fund paid monthly investment advisory fees at an annual rate equal to .45% of the first $50 million of average daily net assets and .40% of average daily net assets in excess of $50 million. The Small-Cap Opportunities Fund paid monthly investment advisory fees at an annual rate equal to .40% of average daily net assets. For investment advisory and management services, the China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund paid monthly investment advisory and management fees at an annual rate equal to 1.25% of average daily net assets. For the year ended December 31, 2010, the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund, incurred investment advisory fees totaling $151,001, $517,291, and $26,961, respectively. For the year ended December 31, 2010, the China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund incurred investment advisory and management fees totaling $3,738,623, $225,850 and $107,605, respectively.

Management agreement. For management services and facilities furnished, the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund each paid a monthly fee at an annual rate equal to .40% of average daily net assets. For the year ended December 31, 2010, the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund incurred management fees totaling $100,667, $492,291, and $26,961, respectively.

Expense reimbursement. OAM is contractually obligated to reduce its management fees or reimburse the Emerging Growth Fund, Micro-Cap Fund, and Small-Cap Opportunities Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund’s average daily net assets: 2% of the first $25 million; plus 1.8% of the next $25 million; plus 1.6% of average daily net assets in excess of $50 million. OAM is also contractually obligated to reduce its investment and management fees or reimburse the China Opportunities Fund, the International Opportunities Fund, and the Asia Opportunities Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year 2.49% expressed as a percentage of the Funds’ average daily net assets. For the year ended December 31, 2010 OAM reimbursed the Small-Cap Opportunities Fund, International Opportunities Fund, and the Asia Opportunities Fund in the amount of $31,506, $29,822 and $80,427, respectively.

Officers and trustees. Certain officers and trustees of the Trust are also officers and/or directors of OAM and Oberweis Securities. During the year ended December 31, 2010, the Trust made no direct payments to its officers and paid $74,000 to its unaffiliated trustees.

Distribution and shareholder service agreement. The Funds have a distribution and shareholder services agreement with Oberweis Securities. For services under the distribution and shareholder services agreement, the Funds pay Oberweis Securities a fee at the annual rate of .25% of the average daily net assets as compensation for services. For the year ended

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2010

December 31, 2010, the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund incurred distribution fees totaling $62,917, $307,682, $16,851, $747,725, $45,170 and $21,521, respectively.

Affiliated Commissions. For the year ended December 31, 2010, the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund did not execute any security transactions through Oberweis Securities and therefore did not pay commissions to Oberweis Securities.

3. Investment transactions

The cost of securities purchased and proceeds from securities sold during the year ended December 31, 2010, other than options written and money market investments, aggregated $21,427,350 and $25,297,172, respectively, for the Micro-Cap Fund, $123,238,300 and $164,306,049, respectively, for the Emerging Growth Fund, $11,001,391 and $11,362,769, respectively, for the Small-Cap Opportunities Fund, $312,805,707 and $436,151,076, respectively, for the China Opportunities Fund, $27,815,894 and $29,709,988, respectively, for the International Opportunities Fund and $10,519,123 and $11,340,890, respectively, for the Asia Opportunities Fund. The Funds did not hold government securities during the year ended December 31, 2010.

The Funds may write covered call options. The premiums received provide a partial hedge (protection) against declining prices and enables each Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for each Fund. The Funds write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Amounts recovered for securities litigation are included in the realized gains of the Fund and are recorded when received. The Funds did not write covered call options for the year ended December 31, 2010.

4. Redemption fee

The Oberweis Funds are designed for long-term investors. To discourage market timers redemptions of shares of the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund within 90 days of purchase are subject to a 1% redemption fee of the total redemption amount and 2% for the China Opportunities Fund, the International Opportunities Fund, and the Asia Opportunities Fund. The redemption fee is deducted from the redemption proceeds and is retained by the Fund.

The redemption fee is retained by the Funds for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund were $1,835, $19,768, $1,414, $306,868, $3,001 and $2,925, respectively, for the year ended December 31, 2010, and were recorded as a reduction of the cost of shares redeemed in the statements of changes in net assets.

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2010

5. Earnings credits and interest charges

The Trust, as part of the agreement with the Custodian, receives credits against its custodian fees on its uninvested cash balances and is allowed to borrow for temporary purposes. Borrowings are not to exceed 5% of the value of each Fund’s total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the year ended December 31, 2010, the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund received credits of $57, $287, $51, $72, $331, and $98, respectively. During the year ended December 31, 2010, the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund incurred interest charges of $3,051, $5,959, $88, $52,804, $231 and $119, respectively, which is included in custodian fees and expenses in the statement of operations.

6. Subsequent events

Subsequent events have been evaluated through February 23, 2011, which is the date the financial statements were issued. Subsequent events have not been evaluated after this date.

THE OBERWEIS FUNDS

Financial Highlights

Per share income and capital for a share outstanding throughout each period is as follows:

	Micro-Cap Fund
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$10.40	$6.95	$15.56	$16.06	$17.31
Income (loss) from investment operations:
Net investment loss(a)	(.17)	(.15)	(.17)	(.23)	(.21)
Net realized and unrealized gain (loss) on investments	1.95	3.60	(8.10)	1.86	.42
Total from investment operations	1.78	3.45	(8.27)	1.63	.21
Redemption Fees(a)	—	—	—	—	.01
Less distributions:
Distribution from net realized gains on investments	—	—	(.34)	(2.13)	(1.47)
Net asset value at end of year	$12.18	$10.40	$6.95	$15.56	$16.06
Total Return (%)	17.12	49.64	(52.98)	10.17	1.66
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$26,619	$26,967	$21,383	$51,004	$55,788
Ratio of gross expenses to average net assets (%)	1.89	1.99	1.69	1.59	1.63
Ratio of net expenses to average net assets (%)(b)	1.89	1.99	1.68	1.58	1.62
Ratio of net investment loss to average net assets (%)	(1.68)	(1.81)	(1.53)	(1.31)	(1.23)
Portfolio turnover rate (%)	85	92	81	65	108

Notes:

(a)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(b)	The ratios in this row reflect the impact, if any, of expense offset arrangements.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	Emerging Growth Fund
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$16.24	$10.69	$25.80	$27.22	$26.95
Income (loss) from investment operations:
Net investment loss(a)	(.23)	(.18)	(.22)	(.33)	(.30)
Net realized and unrealized gain (loss) on investments	4.58	5.73	(14.51)	2.21	1.56
Total from investment operations	4.35	5.55	(14.73)	1.88	1.26
Redemption Fees(a)	—	—	—	—	—
Less distributions:
Distribution from net realized gains on investments	—	—	(.38)	(3.30)	(.99)
Net asset value at end of year	$20.59	$16.24	$10.69	$25.80	$27.22
Total Return (%)	26.79	51.92	(57.00)	6.82	4.87
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$99,013	$117,388	$81,738	$219,323	$199,045
Ratio of gross expenses to average net assets (%)	1.39	1.52	1.40	1.29	1.35
Ratio of net expenses to average net assets (%)(b)	1.39	1.52	1.40	1.28	1.35
Ratio of net investment loss to average net assets (%)	(1.30)	(1.43)	(1.28)	(1.14)	(1.11)
Portfolio turnover rate (%)	104	97	89	85	74

Notes:

(a)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(b)	The ratios in this row reflect the impact, if any, of expense offset arrangements.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	Small-Cap Opportunities Fund
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$9.09	$5.56	$15.55	$14.02	$12.53
Income (loss) from investment operations:
Net investment loss(a)	(.17)	(.14)	(.22)	(.27)	(.24)
Net realized and unrealized gain (loss) on investments	2.69	3.66	(8.81)	2.36	1.72
Total from investment operations	2.52	3.52	(9.03)	2.09	1.48
Redemption Fees(a)	—	.01	—	.02	.01
Less distributions:
Distribution from net realized gains on investments	—	—	(.96)	(.58)	—
Net asset value at end of year	$11.61	$9.09	$5.56	$15.55	$14.02
Total Return (%)	27.72	63.49	(57.66)	14.99	11.89
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$7,961	$6,575	$4,232	$11,484	$10,675
Ratio of gross expenses to average net assets (%)	2.47	2.95	2.14	1.83	1.90
Ratio of net expenses to average net assets (%)(b)	2.00	2.00	2.00	1.80	1.83
Ratio of net investment loss to average net assets (%)	(1.80)	(1.92)	(1.94)	(1.71)	(1.76)
Portfolio turnover rate (%)	165	212	162	110	112

Notes:

(a)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(b)	The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	China Opportunities Fund
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$17.27	$7.51	$29.06	$19.53	$10.78
Income (loss) from investment operations:
Net investment loss(a)	(.14)	(.11)	(.20)	(.14)	(.02)
Net realized and unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	3.06	9.96	(18.64)	11.58	8.70
Total from investment operations	2.92	9.85	(18.84)	11.44	8.68
Redemption Fees(a)	.02	.03	.06	.13	.07
Less dividends and distributions:
Distribution from net realized gains on investments	(3.47)	—	(2.77)	(2.04)	—
Dividends from net investment income	(.11)	(.12)	—	—	—
Net asset value at end of year	$16.63	$17.27	$7.51	$29.06	$19.53
Total Return (%)	17.43	131.54	(64.34)	59.29	81.17
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$292,934	$371,709	$118,449	$943,825	$446,083
Ratio of gross expenses to average net assets (%)	1.97	2.07	2.00	1.78	1.91
Ratio of net expenses to average net assets (%)(b)	1.97	2.07	2.00	1.78	1.91
Ratio of net investment loss to average net assets (%)	(.80)	(.89)	(1.03)	(.53)	(.15)
Portfolio turnover rate (%)	104	101	70	68	53

Notes:

(a)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(b)	The ratios in this row reflect the impact, if any, of expense offset arrangements.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	International Opportunities Fund
	Years Ended December 31,			Period Ended December 31, 2007(a)
	2010	2009	2008
Net asset value at beginning of year	$8.97	$5.57	$14.10	$10.00
Income (loss) from investment operations:
Net investment loss(b)	(.08)	(.07)	(.05)	(.10)
Net realized and unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	2.80	3.47	(8.49)	4.16
Total from investment operations	2.72	3.40	(8.54)	4.06
Redemption Fees(b)	—	—	.01	.04
Less dividends:
Dividends from investment income	(.08)	—	—	—
Net asset value at end of year	$11.61	$8.97	$5.57	$14.10
Total Return (%)	30.37	61.04	(60.50)	41.00
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$21,755	$18,311	$13,961	$112,470
Ratio of gross expenses to average net assets (%)	2.66	3.14	2.24	2.00
Ratio of net expenses to average net assets (%)(c)	2.49	2.49	2.23	1.99
Ratio of net investment loss to average net assets (%)	(.86)	(1.01)	(.40)	(.80)
Portfolio turnover rate (%)	160	280	221	126

Notes:

(a)	For the period from February 1, 2007 (commencement of operations) through December 31, 2007
(b)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(c)	The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	Asia Opportunities Fund
	Year Ended December 31,		Period Ended December 31, 2008(a)
	2010	2009
Net asset value at beginning of year	$7.99	$4.30	$10.00
Income (loss) from investment operations:
Net investment loss(b)	(.10)	(.07)	(.07)
Net realized and unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	1.16	3.75	(5.65)
Total from investment operations	1.06	3.68	(5.72)
Redemption Fees(b)	—	.01	.02
Net asset value at end of year	$9.05	$7.99	$4.30
Total Return (%)	13.27	85.81	(57.00)
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$9,088	$8,605	$3,889
Ratio of gross expenses to average net assets (%)	3.42	4.31	3.85
Ratio of net expenses to average net assets (%)(c)	2.49	2.49	2.49
Ratio of net investment loss to average net assets (%)	(1.28)	(1.15)	(.95)
Portfolio turnover rate (%)	125	176	165

Notes:

(a)	For the period from February 1, 2008 (commencement of operations) through December 31, 2008
(b)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(c)	The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Oberweis Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Oberweis Emerging Growth Fund, Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis China Opportunities Fund, Oberweis International Opportunities Fund, and Oberweis Asia Opportunities Fund (six funds constituting The Oberweis Funds, hereafter referred to as the“Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended indicated and the financial highlights for each of the years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as“financial statements”) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 23, 2011

Trustees and Officers of The Oberweis Funds

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served
Noninterested Trustees
Katherine Smith Dedrick (53) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 2004(1)
Gary D. McDaniel (62) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since April, 2004(1)
James G. Schmidt (63) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since December, 2003(1)
Interested Trustees
James D. Oberweis (64) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee(2)	Trustee and Officer since July, 1986(1)
James W. Oberweis (36) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	President	Officer since August, 1996(3)
Patrick B. Joyce (51) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Executive Vice President and Treasurer	Officer since October, 1994(3)
David I. Covas (35) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2004(3)
Kenneth S. Farsalas (40) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2009(3)
Eric V. Hannemann (37) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Secretary	Officer since August, 2005(3)
(1)	Unless otherwise noted, each trustee shall serve as a trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.
(2)	James D. Oberweis is an interested trustee of the Fund by reason of his position as the former Chairman of Oberweis Asset Management, Inc., the Fund’s investment advisor.
(3)	Elected annually by board of trustees.

The Statement of Additional Information includes additional information about Fund officers and trustees and is available upon request without charge, by calling the Fund at 1-800-323-6166.

Principal Occupation Last Five Years	Number of Portfolios Overseen by Trustee	Other Directorships

Partner – Childress Duffy, Ltd, April 1, 2007 to present; Member – Risk Worldwide; Partner – Levenfeld Pearlstein, LLC, January 2005 to April 1, 2007.	6	None
Senior Vice President/General Manager of Exopack Holding Corp. 2008 to 2010; Vice President/General Manager of the Flexible Packaging Group – Smurfit Stone Container, March 1988 to 2007.	6	None
Senior Vice President and Chief Financial Officer – Federal Heath Sign Co., May 2003 to present.	6	None

Chairman – Oberweis Dairy, Inc. December, 1986 to present. Chairman – Diamond Marketing Solutions November, 2009 to present. Director – Oberweis Asset Management, Inc. September, 1994 to February, 2008. Chairman – September, 2001 to February, 2008.	6	None
President – Oberweis Asset Management, Inc., September, 2001 to present; Portfolio Manager from December, 1995 to present; President and Director – Oberweis Securities, Inc., September, 1996 to present.	Not Applicable	None
Executive Vice President, Secretary and Director – Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director – Oberweis Securities, Inc. September, 1996 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., September, 2003 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., November 2004 to present.	Not Applicable	None
Vice President of Accounting – Oberweis Asset Management and Oberweis Securities, Inc., June, 2004 to present.	Not Applicable	None

THE OBERWEIS FUNDS

Supplemental Information

Proxy Voting:

The Oberweis Funds has delegated authority to vote proxies related to the Funds’ (Emerging Growth Fund, Micro-Cap Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund and Asia Opportunities Fund) Portfolio securities to the Funds’ investment adviser, Oberweis Asset Management, Inc. (“OAM”). A description of the policies and procedures that OAM uses in fulfilling this responsibility is available, without charge upon request, by calling 1-800-323-6166. It also appears on www.oberweisfunds.com and in the Funds’ Statement of Additional Information, which can be found on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-323-6166, and (2) on the SEC’s website at http://www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarter of each fiscal year (March 31 and September 30) on Form NQ. The Funds’ Forms NQ are available, without charge, on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory and Sub-Advisory Contracts:

The Investment Advisory Agreement between The Oberweis Funds (the “Trust”) and OAM with respect to the Emerging Growth, Micro-Cap and Small-Cap Opportunities Funds, the Investment Advisory and Management Agreements for each of the China Opportunities Fund, International Opportunities Fund and the Asia Opportunities Fund and the Investment Sub-Advisory Agreement between OAM and Oberweis Asset Management (Asia) (“OAM (Asia)”) with respect to the China Opportunities Fund were last approved by the Board of Trustees (the “Board”), including all of the trustees who are not parties to such agreements or interested persons of any such party (the “independent trustees”), on August 12, 2010. The Board of Trustees, including a majority of the independent trustees, determined that approval of the agreements was in the best interests of each Fund. The independent trustees were assisted by independent legal counsel in making their determination.

The Board noted that OAM has a long association with the Trust, in each case since the inception of each of the Funds. The Board recognizes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that OAM managed the Funds and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.  With respect to the nature, quality and extent of the services provided by OAM to the Trust and each of the Funds and OAM (Asia) to the China Opportunities Fund, the Board considered the functions performed by OAM and OAM (Asia) and the personnel providing such services, information contained in OAM’s Form ADV, OAM’s financial condition, and the culture of compliance created by OAM and OAM (Asia), including the competency of the Trust’s chief compliance officer and the fact that the Trust, OAM and OAM (Asia) have not had any material compliance issues. The Board also considered the experience, the honesty and integrity of OAM, OAM (Asia) and the portfolio management team. In addition, the Board noted that OAM personnel are always forthright with the Board. Based on information provided, the Board concluded that the nature and extent of services provided to each Fund by OAM and to the China Opportunities Fund by OAM (Asia) were appropriate and that the quality was good.

THE OBERWEIS FUNDS

Supplemental Information (continued)

The Board also reviewed and discussed reports prepared by OAM containing information on total returns and average annual total returns over various periods of time of the Funds as compared to relevant market indices and other mutual funds pursuing broadly similar strategies. The Board noted that year-to-date performance through July 31, 2010 was mixed and that the performance for the three-year and five-year periods ended July 31, 2010, where applicable, was not as good relative to the Funds’ peers and indices. Based on the information provided, the Board concluded that (i) as to the Micro-Cap Fund, although the Fund generally underperformed the other mutual funds included in the reports and relevant market indices for the year-to-date, three-year and five-year periods, the Fund outperformed the relevant market indices and performed in line with other mutual funds included in the reports for the ten-year period, (ii) as to the Emerging Growth Fund, although the Fund generally underperformed the other mutual funds included in the reports and relevant market indices for the three-year, five-year and ten-year periods, the Fund outperformed the other mutual funds and market indices on a year-to-date basis, (iii) as to the Small-Cap Opportunities Fund, although the Fund generally underperformed the other mutual funds included in the reports and relevant market indices for the three-year, five-year and ten-year periods, the investment performance was in line with the other mutual funds included in the reports on a year-to-date basis, (iv) as to the China Opportunities Fund, although the Fund generally underperformed the other mutual funds included in the reports and the relevant market indices for the year-to-date and three-year periods, investment performance was good relative to the other funds and market indices since inception, (v) as to the International Opportunities Fund, although the Fund generally underperformed the other mutual funds included in the reports and the relevant market index for the three-year period, the Fund outperformed the market index year-to-date and since inception and the Fund’s performance was in line with the other mutual funds for the same periods, and (vi) as to the Asia Opportunities Fund, although the Fund underperformed the relevant market index year-to-date and since inception, the Fund’s performance generally was in line with the other mutual funds included in the reports for the same periods.

Fees and Expenses.  For each Fund, the Board compared the amounts paid to OAM for advisory services (for advisory and management services for the China Opportunities, International Opportunities and Asia Opportunities Funds) and each Fund’s expense ratio with other mutual funds pursuing broadly similar strategies as included in reports prepared by OAM.

This information showed that the advisory fees for the Emerging Growth, Micro-Cap and Small-Cap Opportunities Funds were low compared to the other mutual funds, for the China Opportunities and International Opportunities Funds were either comparable or in the mid-range compared to the other mutual funds, for Asia Opportunities Fund were on the high side relative to the other mutual funds. The information also showed that the expense ratio of the Emerging Growth Fund was on the low side relative to the other mutual funds and that the expense ratio of the China Opportunities Fund was generally in line with those of similar mutual funds, while the expense ratios of the Micro-Cap, Small-Cap Opportunities, International Opportunities and Asia Opportunities Funds were on the high side compared to similar funds. In addition, the Board considered amounts paid to OAM by other clients. With respect to OAM’s other clients, the Board recognized that the mix of services provided and the level of responsibility required under the agreements with the Fund were greater than OAM’s obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. With respect to OAM (Asia)’s sub-advisory fees, the Board noted that OAM is responsible for paying such fees and that the China Opportunities Fund does not directly pay any of OAM (Asia)’s fees. Based on the information considered, the Board concluded that each Fund’s advisory fee and OBCHX’s sub-advisory fees were reasonable and/or appropriate in amount given the quality of services provided and taking into consideration relevant circumstances.

THE OBERWEIS FUNDS

Supplemental Information (continued)

Profitability.  With respect to the costs of services provided and profits realized by OAM and OAM (Asia), the Board considered the advisory fees received by OAM from each of the Funds and the sub-advisory fees paid to OAM (Asia) by OAM with respect to the China Opportunities Fund. The Board also considered representations from OAM management that the overall profitability of OAM was within an acceptable range for investment advisory firms and that the advisory fee charged to the Funds was consistent with other advisory clients, and OAM reimburses the Funds if expense ratios exceed certain limits. Based on this information, the Board concluded for each Fund that OAM’s profitability was not unreasonable and that for the China Opportunities Fund, OAM (Asia)’s profitability was not unreasonable.

Economies of Scale.  The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders. The Board noted that the advisory fee for the Emerging Growth Fund has a breakpoint designed to share economies of scale with shareholders. The Board also noted asset capacity constraints for the Funds, which limit economies of scale. The Board concluded, with respect to each Fund, that each Fund’s advisory fee reflects an appropriate recognition of any economies of scale and that with respect to the China Opportunities Fund that OAM (Asia)’s sub-advisory fee reflects an appropriate recognition of any economies of scale.

Other Benefits to OAM and its Affiliates.  The Board considered the character and amount of other incidental benefits received by OAM, OAM (Asia) and their affiliates from their relationship with the Funds, including fees received or expected to be received by an affiliate of OAM for distribution services and benefits to OAM and OAM (Asia) related to soft dollars.

After due consideration of all the information and factors deemed relevant by the Board and the conclusions reached, the Board determined to approve the agreements. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Expense Examples:

As a shareholder of The Oberweis Funds, you may incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Oberweis Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 investment at the beginning of the period and held for the entire period.

Actual Expenses:

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

THE OBERWEIS FUNDS

Supplemental Information (continued)

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expense Paid During Period* 7/1/10 – 12/31/10	Expense Ratio During Period 7/1/10 – 12/31/10
Micro-Cap Fund
Actual	$1,000.00	$1,323.90	$11.01	1.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.73	$9.55	1.88%
Emerging Growth Fund
Actual	$1,000.00	$1,290.10	$7.91	1.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97	1.37%
Small-Cap Opportunities Fund
Actual	$1,000.00	$1,325.30	$11.72	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16	2.00%
China Opportunities Fund
Actual	$1,000.00	$1,322.90	$11.53	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01	1.97%
International Opportunities Fund
Actual	$1,000.00	$1,392.20	$15.01	2.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.65	$12.63	2.49%
Asia Opportunities Fund
Actual	$1,000.00	$1,224.60	$13.96	2.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.65	$12.63	2.49%
*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Trustees and Officers

James D. Oberweis
Trustee

Gary D. McDaniel
Trustee

James W. Oberweis
President

David I. Covas
Vice President

Kenneth S. Farsalas
Vice President

Katherine Smith Dedrick
Trustee

James G. Schmidt
Trustee

Patrick B. Joyce
Executive Vice President
Treasurer

Eric V. Hannemann
Secretary

Manager and Investment Advisor

Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
1-800-323-6166
www.oberweisfunds.com

Distributor

Oberweis Securities, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
1-630-577-2300
www.oberweisfunds.com

Custodian

UMB Bank, n.a.
928 Grand Blvd., Kansas City, MO 64106

Transfer Agent

UMB Fund Services, Inc.
P.O. Box 711 Milwaukee, WI 53201-0711
1-800-245-7311

Counsel

Vedder Price P.C.
222 North LaSalle Street, Chicago, IL 60601

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
One North Wacker Drive, Chicago, IL 60606

The Oberweis Funds
Micro-Cap Fund Emerging Growth Fund Small-Cap Opportunities Fund China Opportunities Fund International Opportunities Fund Asia Opportunities Fund

1-800-245-7311

www.oberweisfunds.com

ITEM 2.	CODE OF ETHICS.

(a)
As of December 31, 2010, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant in writing at its principal executive office.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

(a)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(b)	The audit committee financial expert is James G. Schmidt. Mr. Schmidt is independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

	2009	2010
Audit fees	80,000	90,000
Audit-Related Fees	N/A	N/A
Tax Fees	24,200	70,988
All Other Fees	N/A	N/A

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

(e)(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment, and Adviser Affiliate that provides ongoing services to the registrant for 2010 and 2009 were $70,988, and $26,000, respectively.

(h) Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal account’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since registrant last disclosed such procedures in its proxy statement dated April 16, 2004.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There has been no change to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)	Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17CFR 270.30a-2) in the exact form set forth below: EX-99.CERT attached hereto.

(a) (3)
Any written solicitation to purchase securities under Rule 23 c-1 under the Investment Company Act of 1940 (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable to the registrant.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S. C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Oberweis Funds

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/07/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/07/2011

By (Signature and Title*)	/s/ Patrick B. Joyce
Patrick B. Joyce
Executive Vice President and Treasurer,
The Oberweis Funds

Date 03/07/2011

/*/	Print the name and title of each signing officer under his or her signature.